UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
iRobot Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Dear Stockholder:	April 28, 2006
      You are cordially invited to attend the annual meeting of stockholders of iRobot Corporation to be held on Wednesday, July 19, 2006, at 2:00 p.m., local time, at the offices of iRobot Corporation located at 63 South Avenue, Burlington, Massachusetts 01803.
      At this annual meeting, you will be asked to elect two class I directors for three-year terms, to ratify our 2005 Stock Option and Incentive Plan, and to ratify our independent registered public accountants. The board of directors unanimously recommends that you vote FOR election of the director nominees, FOR ratification of our 2005 Stock Option and Incentive Plan and FOR ratification of appointment of the independent registered public accountants.
      Details regarding the matters to be acted upon at this annual meeting appear in the accompanying proxy statement. Please give this material your careful attention.
      Whether or not you plan to attend the annual meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.
Very truly yours,

COLIN ANGLE	HELEN GREINER
Chief Executive Officer	Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL 1 ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.
DIRECTORS AND EXECUTIVE OFFICERS
CORPORATE GOVERNANCE AND BOARD MATTERS
THE BOARD OF DIRECTORS AND ITS COMMITTEES
COMPENSATION AND OTHER INFORMATION CONCERNING DIRECTORS AND OFFICERS
SUMMARY COMPENSATION TABLE
Report of the Compensation Committee of the Board of Directors on Executive Compensation
Report of the Audit Committee of the Board of Directors
Certain Business Relationships and Related Transactions
Stock Performance Graph
COMPARISON OF CUMULATIVE TOTAL RETURN* AMONG IROBOT CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX
PROPOSAL 2 RATIFICATION OF THE 2005 STOCK OPTION AND INCENTIVE PLAN
PROPOSAL 3 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
OTHER MATTERS
STOCKHOLDER PROPOSALS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
EXPENSES AND SOLICITATION
HOUSEHOLDING OF PROXY MATERIALS
Appendix I
Appendix II

iROBOT CORPORATION
63 South Avenue
Burlington, Massachusetts 01803
(781) 345-0200
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On July 19, 2006
To the Stockholders of iRobot Corporation:
      The annual meeting of stockholders of iRobot Corporation, a Delaware corporation (the “Company”), will be held on Wednesday, July 19, 2006, at 2:00 p.m., local time, at the offices of the Company located at 63 South Avenue, Burlington, Massachusetts 01803, for the following purposes:

1. To elect two (2) class I members to the board of directors as directors, each to serve for a three-year term and until his successor has been duly elected and qualified or until his earlier resignation or removal;

2. To ratify the Company’s 2005 Stock Option and Incentive Plan;

3. To ratify the appointment of the accounting firm of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current fiscal year; and

4. To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.
      Only stockholders of record at the close of business on May 30, 2006, are entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.
      All stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, we urge you, whether or not you plan to attend the annual meeting, to sign and return the enclosed proxy so that your shares will be represented at the annual meeting. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card.

By Order of the Board of Directors,

GLEN D. WEINSTEIN
Senior Vice President,
General Counsel and Secretary
Burlington, Massachusetts
April 28, 2006
          WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.
          IN ACCORDANCE WITH OUR SECURITY PROCEDURES, ALL PERSONS ATTENDING THE ANNUAL MEETING WILL BE REQUIRED TO PRESENT PICTURE IDENTIFICATION.

iROBOT CORPORATION
63 South Avenue
Burlington, Massachusetts 01803
PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held On July 19, 2006
April 28, 2006
      This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of iRobot Corporation, a Delaware corporation (the “Company”), for use at the annual meeting of stockholders to be held on Wednesday, July 19, 2006, at 2:00 p.m., local time, at the offices of the Company located at 63 South Avenue, Burlington, Massachusetts 01803, and any adjournments or postponements thereof. An annual report to stockholders, containing financial statements for the fiscal year ended December 31, 2005, is being mailed together with this proxy statement to all stockholders entitled to vote at the annual meeting. This proxy statement and the form of proxy are expected to be first mailed to stockholders on or about June 12, 2006.
      The purposes of the annual meeting are to elect two class I directors for three-year terms, to ratify the Company’s 2005 Stock Option and Incentive Plan, and to ratify the appointment of the Company’s independent registered public accountants. Only stockholders of record at the close of business on May 30, 2006 will be entitled to receive notice of and to vote at the annual meeting. As of April 1, 2006, 23,437,159 shares of common stock, $.01 par value per share, of the Company were issued and outstanding. The holders of common stock are entitled to one vote per share on any proposal presented at the annual meeting.
      Stockholders may vote in person or by proxy. If you attend the annual meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, before the taking of the vote at the annual meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the annual meeting, or (iii) attending the annual meeting and voting in person (although attendance at the annual meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803, Attention: Secretary, before the taking of the vote at the annual meeting.
      The representation in person or by proxy of at least a majority of the outstanding shares of common stock entitled to vote at the annual meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the annual meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.
      For Proposal 1, the election of class I directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the annual meeting shall be elected as directors. For each of Proposal 2, the ratification of the Company’s 2005 Stock Option and Incentive Plan, and Proposal 3, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accountants for the current fiscal year, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on each such matter is required for approval. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

      The persons named as attorneys-in-fact in the proxies, Geoffrey P. Clear and Helen Greiner, were selected by the board of directors and are officers of the Company. All properly executed proxies returned in time to be counted at the annual meeting will be voted by such persons at the annual meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR election of the director nominees, FOR ratification of the Company’s 2005 Stock Option and Incentive Plan, and FOR ratification of the appointment of the independent registered public accountants.
      Aside from the election of directors, ratification of the Company’s 2005 Stock Option and Incentive Plan and ratification of the appointment of the independent registered public accountants, the board of directors knows of no other matters to be presented at the annual meeting. If any other matter should be presented at the annual meeting upon which a vote properly may be taken, shares represented by all proxies received by the board of directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information regarding beneficial ownership of the Company’s common stock as of April 1, 2006: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of common stock; (ii) by each director or nominee of the Company; (iii) by each named executive officer of the Company; and (iv) by all directors and executive officers of the Company as a group. Unless otherwise noted below, the address of each person listed on the table is c/o iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803.

		Percentage of Shares
	Shares Beneficially	Beneficially
Name of Beneficial Owner	Owned(1)	Owned(2)

Acer Technology Ventures(3)	2,397,636	10.2%
5201 Great America Parkway Suite 270 Santa Clara, CA 95054
Trident Capital(4)	2,020,988	8.6%
325 Riverside Avenue Westport, CT 06880
Grinnell More(5)	1,411,332	6.0%
c/o Truehand, Inc. 109 Anawan Avenue Boston, MA 02132
Fenway Partners(6)	1,233,876	5.3%
152 West 57th Street 59th Floor New York, NY 10019
Helen Greiner	1,565,107	6.7%
Colin Angle(7)	2,094,139	8.8%
Rodney Brooks, Ph.D.(8)	2,216,721	9.5%
Geoffrey P. Clear(9)	160,070	*
Joseph W. Dyer(10)	188,892	*
Gregory F. White(11)	465,993	2.0%
Ronald Chwang(12)	2,405,636	10.3%
Jacques S. Gansler(13)	18,067	*
Andrea Geisser(14)	1,243,876	5.3%
George McNamee(15)	194,901	*
Peter Meekin(16)	2,029,988	8.7%
All executive officers, directors and nominees as a group(17)(13 persons)	12,679,683	52.6%

*	Represents less than 1% of the outstanding common stock.

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Pursuant to the rules of the Securities and Exchange Commission, the number of shares of common stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that are currently exercisable or may be exercised within 60 days of April 1, 2006.

(2)	Applicable percentage of ownership as of April 1, 2006 is based upon 23,437,159 shares of common stock outstanding.

(3)	Consists of 1,658,136 shares held by Acer Technology Venture Fund L.P., 691,500 shares held by IP Fund One, L.P. and 48,000 shares held by iD6 Fund, L.P, in each case, as of December 31, 2005. This information has been obtained from a Schedule 13G filed by Acer Technology Ventures with the Securities and Exchange Commission on February 13, 2006.

(4)	Consists of 1,810,475 shares held by Trident Capital Fund-V, L.P., 10,523 shares held by Trident Capital Fund-V Affiliates Fund, L.P., 10,041 shares held by Trident Capital Fund-V Affiliates Fund (Q), L.P., 52,401 shared held by Trident Capital Fund-V Principals Fund, L.P. and 137,548 shares held by Trident Capital Parallel Fund-V, C.V., in each case, as of December 31, 2005. This information has been obtained from a Schedule 13G filed by Trident Capital with the Securities and Exchange Commission on February 13, 2006.

(5)	Includes 1,027,738 shares held by Real World Interface, Inc. Trust. Mr. More is a trustee of the Real World Interface, Inc. Trust and may be deemed to share voting and investment power with respect to such shares. Mr. More disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any. This information has been obtained from a Schedule 13G filed by Mr. More with the Securities and Exchange Commission on April 17, 2006.

(6)	Consists of 4,653 shares held by FPIP Trust, LLC, 3,375 shares held by FPIP, LLC and 1,225,848 shares held by Fenway Partners Capital Fund II, L.P., in each case, as of December 31, 2005. This information has been obtained from a Schedule 13G filed by Fenway Partners with the Securities and Exchange Commission on February 13, 2006.

(7)	Includes 347,710 shares issuable to Mr. Angle upon exercise of stock options. Also includes 200,000 shares held in a trust for the benefit of certain of his family members.

(8)	Includes 232,055 shares held in a trust for the benefit of certain of his family members. Also includes 204,090 shares held by Robotic Ventures Fund I, L.P., of which Dr. Brooks is a general partner. Dr. Brooks disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(9)	Includes 117,625 shares held by Geoffrey P. Clear and Marjorie P. Clear (JTWROS), over which Mr. Clear and Mrs. Clear share voting power and investment power. Also includes 32,720 shares issuable to Mr. Clear upon exercise of stock options.

(10)	Includes 148,249 shares issuable to Mr. Dyer upon exercise of stock options.

(11)	Includes 29,977 shares issuable to Mr. White upon exercise of stock options. Includes 86,539 shares held by Gregory F. White and Dana B. White (JTWROS), over which Mr. White and Mrs. White share voting and investment power and also includes 199,720 shares held by Vision 2005 Investment Partners L.P., of which Mr. White and Mrs. White are general partners.

(12)	Includes shares held by Acer Technology Venture Fund L.P., IP Fund One, L.P. and iD6 Fund, L.P. set forth in Note 3 above. Dr. Chwang is a general partner of the management company for each of Acer Technology Venture Fund L.P., IP Fund One, L.P. and iD6 Fund, L.P., and may be deemed to share voting and investment power with respect to all shares held by those entities.

Dr. Chwang disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(13)	Includes 16,667 shares issuable to Dr. Gansler upon exercise of stock options.

(14)	Includes shares held by FPIP Trust, FPIP, LLC and Fenway Partners Capital Fund II, L.P. set forth in Note 6 above. Mr. Geisser is a managing director of Fenway Partners, Inc., the managing member of FPIP Trust, LLC and FPIP, LLC. Mr. Geisser is also a managing director of Fenway Partners II, LLC, the sole general partner of Fenway Partners Capital Fund II, L.P., and may be deemed to share voting and investment power with respect to all shares held by those entities. Mr. Geisser disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(15)	Includes 94,658 shares held by FA Technology Ventures, L.P. and 3,495 shares held by FA Technology Managers, LLC. Mr. McNamee is a partner of the general partner of FA Technology Ventures, L.P. and may be deemed to share voting and investment power with respect to all shares held thereby. Mr. McNamee is a Manager of FA Technology Managers, LLC and may be deemed to share voting and investment power with respect to all shares held thereby. Mr. McNamee disclaims beneficial ownership of the shares held by FA Technology Ventures, L.P. and FA Technology Managers, LLC except to the extent of his pecuniary interest, if any.

(16)	Includes shares held by Trident Capital Fund-V, L.P., Trident Capital Fund-V Affiliates Fund, L.P., Trident Capital Fund-V Affiliates Fund (Q), L.P., Trident Capital Fund-V Principals Fund, L.P. and Trident Capital Parallel Fund-V, C.V. set forth in Note 4 above. Mr. Meekin is one of six Managing Directors of Trident Capital Management-V, L.L.C., the sole general partner of Trident Capital Fund-V, L.P., Trident Capital Fund-V Affiliates Fund, L.P., Trident Capital Fund-V Affiliates Fund (Q), L.P., and Trident Capital Fund-V Principals Fund, L.P. and the sole investment general partner of Trident Capital Parallel Fund-V, C.V., and may be deemed to share voting and investment power with respect to all shares held by those entities. Mr. Meekin disclaims beneficial ownership of such shares except to the extent of his pecuniary interest, if any.

(17)	Includes an aggregate of 650,323 shares issuable upon exercise of stock options held by seven (7) executive officers and directors.

PROPOSAL 1
ELECTION OF DIRECTORS
Nominees
      The Company’s board of directors currently consists of eight members. The Company’s amended and restated certificate of incorporation divides the board of directors into three classes. One class is elected each year for a term of three years. The board of directors, upon the recommendation of the nominating and corporate governance committee, has nominated Colin Angle and Ronald Chwang and recommended that each be elected to the board of directors as a class I director, each to hold office until the annual meeting of stockholders to be held in the year 2009 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Mr. Angle and Dr. Chwang are class I directors whose terms expire at this annual meeting. The board of directors is also composed of (i) three class II directors (Helen Greiner, George McNamee and Peter Meekin), whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2007 and (ii) three class III Directors (Rodney Brooks, Andrea Geisser and Jacques S. Gansler), whose terms expire upon the election and qualification of directors at the annual meeting of stockholders to be held in 2008. Ms. Greiner serves as the chairman of the board of directors.
      The board of directors knows of no reason why any of the nominees would be unable or unwilling to serve, but if any nominee should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the board of directors may recommend in the place of such nominee. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” THE NOMINEES LISTED BELOW.
      The following table sets forth the nominees to be elected at the annual meeting and continuing directors, the year each such nominee or director was first elected a director, the positions with the Company currently held by each nominee and director, the year each nominee’s or director’s current term will expire and each nominee’s and director’s current class:

Nominee’s or Director’s Name and		Year Current Term	Current Class
Year First Became a Director	Position(s) with the Company	Will Expire	of Director

Nominees for Class I Directors:
Colin Angle	Chief Executive Officer and Director	2006	I
1992
Ronald Chwang	Director	2006	I
1998
Continuing Directors:
Helen Greiner	Chairman of the Board	2007	II
1994
George McNamee	Director	2007	II
1999
Peter Meekin	Director	2007	II
2003
Rodney Brooks, Ph.D.	Chief Technology Officer and Director	2008	III
1990
Andrea Geisser	Director	2008	III
2004
Jacques S. Gansler	Director	2008	III
2004
DIRECTORS AND EXECUTIVE OFFICERS
      The following table sets forth the director nominees to be elected at the annual meeting, the directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the annual meeting.

Name	Age	Position

Helen Greiner	38	Chairman of the Board
Colin Angle	39	Chief Executive Officer and Director
Rodney Brooks, Ph.D.	51	Chief Technology Officer and Director
Geoffrey P. Clear	56	Senior Vice President, Chief Financial Officer and Treasurer
Joseph W. Dyer	59	Executive Vice President and General Manager
Gregory F. White	42	Executive Vice President and General Manager
Glen D. Weinstein	35	Senior Vice President, General Counsel and Secretary
Gerald C. Kent, Jr.	41	Vice President and Controller
Ronald Chwang(1)	58	Director
Jacques S. Gansler(2)	71	Director
Andrea Geisser(3)	63	Director
George McNamee(1)(2)(3)	59	Director
Peter Meekin(1)(2)(3)	56	Director

(1)	Member of compensation committee

(2)	Member of nominating and corporate governance committee

(3)	Member of audit committee
      Helen Greiner, a co-founder of iRobot, was named the Company’s president in June 1997 and as a director since July 1994. Since February 2004, Ms. Greiner has been the chairman of the board of directors. Prior to joining iRobot, Ms. Greiner founded California Cybernetics, a company commercializing Jet Propulsion Laboratory technology. She has been honored by Technology Review Magazine as an “Innovator for the Next Century.” Ms. Greiner holds a B.S. in Mechanical Engineering and an M.S. in Computer Science, both from MIT.
      Colin Angle, a co-founder of iRobot, has served as the Company’s chief executive officer since June 1997 and, prior to that, as the Company’s president since November 1992. Mr. Angle has also served as a director since October 1992. Mr. Angle also worked at the National Aeronautical and Space Administration’s Jet Propulsion Laboratory where he participated in the design of the behavior-controlled rovers that led to Sojourner exploring Mars in 1997. Mr. Angle holds a B.S. in Electrical Engineering and an M.S. in Computer Science, both from MIT.
      Rodney Brooks, Ph.D., a co-founder of iRobot, has held various positions at iRobot since its inception. Dr. Brooks has served as the Company’s chief technology officer since June 1997, and prior to that has served as the Company’s treasurer and president. Dr. Brooks has served as a director since the Company’s inception in August 1990, and from inception until February 2004, as the chairman of the board of directors. Dr. Brooks is the Panasonic Professor of Robotics at MIT. Since July 2003, Dr. Brooks has been the director of the MIT Computer Science and Artificial Intelligence Lab. From August 1997 until June 2003, he was the director of the MIT Artificial Intelligence Laboratory. Dr. Brooks is a member of the National Academy of Engineering. Dr. Brooks holds a degree in pure mathematics from the Flinders University of South Australia and a Ph.D. in Computer Science from Stanford University.
      Geoffrey P. Clear has served as the Company’s chief financial officer since May 2002. Since February 2005, Mr. Clear has served as a senior vice president and, since March 2004, he has also served as the Company’s treasurer. Mr. Clear was the site manager for 3M Touch Systems, a subsidiary of 3M Corporation, from February 2001 until April 2002. From February 1992 until January 2001, he was the vice president, finance & administration and chief financial officer of MicroTouch Systems, Inc. Mr. Clear holds a B.A. in Economics and an M.B.A., both from Dartmouth College.
      Joseph W. Dyer has served as the executive vice president and general manager of the Company’s government and industrial robots division since September 2003. Prior to joining iRobot, Mr. Dyer served for 32 years in the U.S. Navy. From July 2000 until July 2003, he served as Vice Admiral commanding the Naval Air Systems Command at which he was responsible for research and development, procurement and in-service support for naval aircraft, weapons and sensors. He is an elected fellow in the Society of Experimental Test Pilots and the National Academy of Public Administration. He also chairs NASA’s Aerospace Safety Advisory Panel. Mr. Dyer holds a B.S. in Chemical Engineering from North Carolina State University and an M.S. in Finance from the Naval Postgraduate School, Monterey, California.
      Gregory F. White has served as the executive vice president and general manager of the Company’s consumer robots division since March 2003. Prior to joining iRobot, Mr. White was an executive vice president of The Holmes Group, Inc., a diversified consumer portable electric appliance company, from 1995 until March 2003, and a vice president of The Holmes Group, Inc. from 1993 to 1995. Mr. White holds a B.A. in English from Amherst College and an M.B.A. from the Harvard Business School.
      Glen D. Weinstein has served as the Company’s general counsel since July 2000. Since February 2005, Mr. Weinstein has also served as a senior vice president, and served as a vice president from February 2002 to January 2005. Since March 2004, he has also served as the Company’s secretary. Prior to joining iRobot, Mr. Weinstein was with Covington & Burling, a law firm in Washington, D.C.

Mr. Weinstein holds a B.S. in Mechanical Engineering from MIT and a J.D. from the University of Virginia School of Law.
      Gerald C. Kent, Jr. has served as the Company’s vice president and controller since July 2005. Prior to joining iRobot, Mr. Kent held positions of increasing responsibility, including chief accounting officer and controller, at ScanSoft, Inc., a software company, from April 2000 until July 2005. Prior to that Mr. Kent was an audit manager in the high technology practice at PricewaterhouseCoopers LLP from November 1998 until April 2000. Mr. Kent holds a B.S. in Business Administration from Merrimack College.
      Ronald Chwang, Ph.D., has served as a director since November 1998. Dr. Chwang is the chairman and president of iD Ventures America, LLC (formerly known as Acer Technology Ventures) under the iD SoftCapital Group, a venture investment and management consulting service group formed in January 2005. From August 1998 until December 2004, Dr. Chwang was the chairman and president of Acer Technology Ventures, LLC, managing high-tech venture investment activities in North America. Dr. Chwang serves on the board of directors of Silicon Storage Technology, Inc. and ATI Technologies, Inc. Dr. Chwang holds a B.Eng. (with honors) in Electrical Engineering from McGill University and a Ph.D. in Electrical Engineering from the University of Southern California.
      Jacques S. Gansler, Ph.D., has served as a director since July 2004. Dr. Gansler has been a professor at the University of Maryland, where he leads the school’s Center for Public Policy and Private Enterprise, since January 2001. From November 1997 until January 2001, Dr. Gansler served as the Under Secretary of Defense for Acquisition, Technology and Logistics for the U.S. federal government. Dr. Gansler holds a B.E. in electrical engineering from Yale University, an M.S. in Electrical Engineering from Northeastern University, an M.A. in Political Economy from New School for Social Research, and a Ph.D. in Economics from American University.
      Andrea Geisser has served as a director since March 2004. Mr. Geisser is currently a senior advisor to Fenway Partners, a private equity firm. From 1995 to 2005, Mr. Geisser was a managing director of Fenway Partners. Prior to founding Fenway Partners, Mr. Geisser was a managing director of Butler Capital Corporation. Prior to that, he was a managing director of Onex Investment Corporation, a Canadian management buyout company. From 1974 to 1986, he was a senior officer of Exor America. Mr. Geisser has been a board member and audit committee member of several private companies. Mr. Geisser holds a bachelor’s degree from Bocconi University in Milan, Italy and a P.M.D. from Harvard Business School.
      George McNamee has served as a director since August 1999. Mr. McNamee has served as chairman of First Albany Companies Inc., a specialty investment banking firm, since 1984, and is a managing partner of FA Technology Ventures, an information and energy technology venture capital firm. Mr. McNamee serves as chairman of the board of directors of Plug Power Inc. and on the board of directors of the New York Conservation Education Fund. Mr. McNamee holds a B.A. from Yale University.
      Peter Meekin has served as a director since February 2003. Mr. Meekin has been a managing director of Trident Capital, a venture capital firm, since 1998. Prior to joining Trident Capital, he was vice president of venture development at Enterprise Associates, LLC, the venture capital division of IMS Health. Mr. Meekin holds a B.S. in Mathematics from the State University of New York at New Paltz.
      Executive officers of the Company are elected by the board of directors on an annual basis and serve until their successors have been duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD MATTERS
Independence of Members of the Board of Directors
      The board of directors has determined that Drs. Chwang and Gansler and Messrs. Geisser, McNamee and Meekin are independent within the meaning of the director independence standards of The NASDAQ Stock Market, Inc. (“NASDAQ”) and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Furthermore, the board of directors has determined that each member of each of the committees of the board of directors is independent within the meaning of the director independence standards of NASDAQ and the Securities and Exchange Commission.
Executive Sessions of Independent Directors
      Executive sessions of the independent directors are held prior to each regularly scheduled in-person meeting of the board of directors. Executive sessions do not include any of our non-independent directors and are chaired by a lead independent director who is appointed annually by the board of directors from our independent directors. Mr. McNamee currently serves as the lead independent director. In this role, Mr. McNamee serves as chairperson of the independent director sessions and assists the board in assuring effective corporate governance. The independent directors of the board of directors met in executive session three (3) times in 2005.
Policies Governing Director Nominations

Director Qualifications
      The nominating and corporate governance committee of the board of directors is responsible for reviewing with the board of directors from time to time the appropriate qualities, skills and characteristics desired of members of the board of directors in the context of the needs of the business and current make-up of the board of directors. This assessment includes consideration of the following minimum qualifications that the nominating and corporate governance committee believes must be met by all directors:

•	nominees must have experience at a strategic or policy making level in a business, government, non-profit or academic organization of high standing;

•	nominees must be highly accomplished in his or her respective field, with superior credentials and recognition;

•	nominees must be well regarded in the community and shall have a long-term reputation for the highest ethical and moral standards;

•	nominees must have sufficient time and availability to devote to the affairs of the Company, particularly in light of the number of boards on which the nominee may serve;

•	nominees must be free of conflicts of interest and potential conflicts of interest, in particular with relationships with other boards; and

•	nominees must, to the extent such nominee serves or has previously served on other boards, demonstrate a history of actively contributing at board meetings.
      The board of directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to the Company and its corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. All candidates for director nominee must have time available to devote to the activities of the board of directors. The nominating and corporate governance committee also considers the independence of candidates for director nominee, including the appearance of any conflict in serving as a director.

Candidates for director nominee who do not meet all of these criteria may still be considered for nomination to the board of directors, if the nominating and corporate governance committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Process for Identifying and Evaluating Director Nominees
      The board of directors is responsible for selecting its own members. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.
      Generally, the nominating and corporate governance committee identifies candidates for director nominee in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be helpful in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval as director nominees for election to the board of directors. The nominating and corporate governance committee also recommends candidates to the board of directors for appointment to the committees of the board of directors.

Procedures for Recommendation of Director Nominees by Stockholders
      The nominating and corporate governance committee will consider director nominee candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the nominating and corporate governance committee for director nominee candidates, shall follow the following procedures:

The nominating and corporate governance committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting.

All recommendations for nomination must be in writing and include the following:

•	Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•	Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•	Name, age, business and residential address, educational background, current principal occupation or employment, and principal occupation or employment for the proceeding five full fiscal years of the individual recommended for consideration as a director nominee;

•	All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a director if approved by the board of directors and elected; and

•	A written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a director.

Nominations must be sent to the attention of the secretary of the Company by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
63 South Avenue
Burlington, Massachusetts 01803
Attn: Secretary of iRobot Corporation
      The secretary of the Company will promptly forward any such nominations to the nominating and corporate governance committee. Once the nominating and corporate governance committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated and a recommendation with respect to such candidate will be delivered to the board of directors.
Policy Governing Security Holder Communications with the Board of Directors
      The board of directors provides to every security holder the ability to communicate with the board of directors as a whole and with individual directors on the board of directors through an established process for security holder communication as follows:

For communications directed to the board of directors as a whole, security holders may send such communications to the attention of the chairman of the board of directors by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
63 South Avenue
Burlington, Massachusetts 01803
Attn: Chairman of the Board of Directors, c/o Secretary

For security holder communications directed to an individual director in his or her capacity as a member of the board of directors, security holders may send such communications to the attention of the individual director by U.S. mail (including courier or expedited delivery service) to:

iRobot Corporation
63 South Avenue
Burlington, Massachusetts 01803
Attn: [Name of the director], c/o Secretary
      The Company will forward any such security holder communication to the chairman of the board of directors, as a representative of the board of directors, or to the director to whom the communication is addressed, on a periodic basis. The Company will forward such communications by certified U.S. mail to an address specified by each director and the chairman of the board of directors for such purposes or by secure electronic transmission.
Policy Governing Director Attendance at Annual Meetings of Stockholders
      Our policy is to schedule a regular meeting of the board of directors on the same date as the Company’s annual meeting of stockholders and, accordingly, directors are encouraged to be present at our stockholder meetings. We did not hold a stockholders meeting in 2005.
Board of Directors Evaluation Program
      The board of directors performs annual self-evaluations of its composition and performance, including evaluations of its standing committees and individual evaluations for each director. In addition, each of the standing committees of the board of directors conducts it own self-evaluation, which is reported to the board of directors. The board of directors retains the authority to engage its own advisors and consultants.
      For more corporate governance information, you are invited to access the Corporate Governance section of our website available at http://www.irobot.com.
Code of Ethics
      The Company has adopted a “code of ethics,” as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act, that applies to all of the Company’s directors and employees worldwide, including its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A current copy of the Code of Business Conduct and Ethics is available at the Corporate Governance section of our website at http://www.irobot.com. A copy of the Code of Business Conduct and Ethics may also be obtained, free of charge, from the Company upon a request directed to: iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803, Attention: Investor Relations. The Company intends to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on its website available at http://www.irobot.com and/or in our public filings with the Securities and Exchange Commission.
      For more corporate governance information, you are invited to access the Corporate Governance section of the Company’s website available at http://www.irobot.com.
THE BOARD OF DIRECTORS AND ITS COMMITTEES
Board of Directors
      The board of directors met eight (8) times during the fiscal year ended December 31, 2005, and took action by unanimous written consent four (4) times. Each of the directors attended at least 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings of all committees of the board of directors on which they served during fiscal 2005. The board of directors has the following standing committees: audit committee; compensation committee; and nominating and corporate governance committee, each of which operates pursuant to a separate charter that has been approved by the board of directors. A current copy of each charter is available at http://www.irobot.com. Each committee reviews the appropriateness of its charter at least annually. Each committee retains the authority to engage its own advisors and consultants. The composition and responsibilities of each committee are summarized below.
Audit Committee
      The audit committee of the board of directors currently consists of Messrs. Geisser, McNamee and Meekin, each of which is an independent director within the meaning of the director independence standard of NASDAQ and the Securities Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act. Mr. Geisser serves as the chairman of the audit committee. In addition, the board of directors has determined that Mr. Geisser is financially literate and that Mr. Geisser qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Stockholders should understand that this designation is a disclosure requirement of the Securities and Exchange Commission related to Mr. Geisser’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Geisser any duties, obligations or liability that are greater than are generally imposed on them as members of the audit committee and the board of directors, and their designation as audit committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors.

      The audit committee met seven (7) times during the fiscal year ended December 31, 2005. The audit committee operates under a written charter adopted by the board of directors, a current copy of which is included as Appendix I to this proxy statement and is also available at the Corporate Governance section of the Company’s website at http://www.irobot.com.
      As described more fully in its charter, the audit committee oversees the Company’s accounting and financial reporting processes, internal controls and audit functions. In fulfilling its role, the audit committee responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;

•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;

•	establishing policies and procedures for the receipt and retention of accounting related complaints and concerns; and

•	preparing the audit committee report required by Securities and Exchange Commission rules to be included in our annual proxy statement.
Compensation Committee
      The compensation committee of the board of directors currently consists of Messrs. McNamee and Meekin, and Dr. Chwang, each of which is an independent director within the meaning of the director independence standards of NASDAQ and the Securities Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act. Mr. McNamee serves as the chairman of the compensation committee. The compensation committee’s responsibilities include:

•	annually reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer;

•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and determining the compensation of our chief executive officer;

•	overseeing and administering our compensation, welfare, benefit and pension plans and similar plans; and

•	reviewing and making recommendations to the board with respect to director compensation.
      The compensation committee met three (3) times and took action by unanimous written consent two (2) times during the fiscal year ended December 31, 2005. The compensation committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of the Company’s website at http://www.irobot.com.
Nominating and Corporate Governance Committee
      The nominating and corporate governance committee of the board of directors currently consists of Dr. Gansler, and Messrs. Meekin and McNamee, each of which is an independent director within the meaning of the director independence standards of NASDAQ and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act. Dr. Gansler serves as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee’s responsibilities include:

•	developing and recommending to the board criteria for board and committee membership;

•	establishing procedures for identifying and evaluating director candidates including nominees recommended by stockholders;

•	identifying individuals qualified to become board members;

•	recommending to the board the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board a code of business conduct and ethics and a set of corporate governance guidelines; and

•	overseeing the evaluation of the board and management.
      The nominating and corporate governance committee met two (2) times during the fiscal year ended December 31, 2005. The nominating and corporate governance committee operates under a written charter adopted by the board of directors, a current copy of which is available at the Corporate Governance section of the Company’s website at http://www.irobot.com.
COMPENSATION AND OTHER INFORMATION
CONCERNING DIRECTORS AND OFFICERS
Compensation Committee Interlocks and Insider Participation
      During 2005, Messrs. McNamee and Meekin, and Dr. Chwang served as members of the compensation committee. No member of the compensation committee was an employee or former employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.
      During the last year, no executive officer of the Company served as: (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) a director of another entity, one of whose executive officers served on the compensation committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.
Compensation of Directors
      Beginning January 1, 2006, each non-employee member of our board of directors is entitled to receive an annual retainer of $30,000. In addition, each non-employee director serving on the audit committee, compensation committee and nominating and corporate governance committee is entitled to an annual retainer of $10,000, $7,500 and $5,000, respectively, and the chair of each such committee is entitled to an additional annual retainer of $10,000, $7,500 and $5,000, respectively. Each non-employee director may elect in advance to defer the receipt of these cash fees. During the deferral period, the cash fees will be deemed invested in stock units. The deferred compensation will be settled in shares of our common stock upon the termination of service of the director or such other time as may have been previously elected by the director. The shares will be issued from our 2005 Stock Option and Incentive Plan.
      Each newly-elected, non-employee director will also be entitled to a one-time stock option award to purchase 40,000 shares of common stock upon such director’s election to the board, which will vest in five equal annual installments commencing on the anniversary date of such grant. In addition, each non-employee director will receive an annual stock option award to purchase 10,000 shares of common stock on the date of each annual meeting of stockholders, which will vest in three equal annual installments commencing on the anniversary date of such grant. All such options will be granted at the fair market value on the date of the award. All of our directors are reimbursed for reasonable out-of-pocket expenses incurred in attending meetings of the board of directors.
Executive Compensation Summary
      The following table sets forth summary compensation information for the Company’s chief executive officer and the four other most highly compensated executive officers:
SUMMARY COMPENSATION TABLE

				Long Term Compensation

		Annual Compensation		Restricted	Securities	All Other
				Stock	Underlying	Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Awards ($)	Options (#)	($)(1)(2)

Colin Angle	2005	246,154	138,780	—	—	6,300
Chief Executive	2004	234,520	151,914	71,741	—	6,150
Officer and Director
Helen Greiner	2005	246,154	138,780	—	—	6,300
Chairman of the Board	2004	234,512	135,804	71,741	—	6,150
Geoffrey P. Clear	2005	238,617	62,700	—	15,000	6,300
Senior Vice President,	2004	240,757	67,237	24,169	—	6,150
Chief Financial Officer and Treasurer
Gregory F. White	2005	266,922	114,620	—	—	6,300
Executive Vice	2004	260,467	131,705	443,280	—	6,150
President and General Manager
Joseph W. Dyer	2005	255,385	110,370	—	—	6,300
Executive Vice	2004	239,701	104,547	41,251	420,000	6,150
President and General Manager

(1)	Excludes medical, group life insurance and certain other benefits received by the named executive officers that are available generally to all of our salaried employees and certain prerequisites and other personal benefits received by the named executive officers which do not exceed the lesser of $50,000 or 10% of any such named executive officer’s total annual compensation reported in this table.

(2)	Represents 401(k) matching contributions.

Option Grants in Last Fiscal Year
      The following table sets forth each grant of stock options made during the year ended December 31, 2005. Grants to each named executive officer were made pursuant to the Company’s Amended and Restated 1994 Stock Plan, Amended and Restated 2001 Stock Option Plan and Amended and Restated 2004 Stock Option and Incentive Plan if prior to November 8, 2005 and pursuant to the Company’s 2005 Stock Option and Incentive Plan if after November 8, 2005. The option grants listed below were made at exercise prices equal to the fair market value of our common stock on the date of grant, as determined by our board of directors. The potential realizable value, if applicable, is calculated based on the term of the option at its time of grant, which is ten years. This value is net of exercise prices and before taxes, and is based on our November 2005 initial public offering price of $24.00 per share and the assumption that our common stock appreciates at the annual rate shown, compounded annually, from the date of grant until its expiration date. These numbers are calculated based on Securities and Exchange Commission requirements and do not reflect our projection or estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock and the date on which the options are exercised.
      In general, options granted to new employees in 2005 vest over five years, with 20% vesting on each anniversary of the grant date.

	Individual Grants				Potential Realizable
Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options			Price Appreciation for
	Underlying	Granted to	Exercise		Option Term
	Options	Employees in	Price	Expiration
Name	Granted (#)	Fiscal Year	($/Share)	Date	5% ($)	10% ($)

Colin Angle	—	—	—	—	—	—
Helen Greiner	—	—	—	—	—	—
Geoffrey P. Clear	15,000	1.3%	$4.96	February 8, 2015	$46,760	$118,574
Gregory F. White	—	—	—	—	—	—
Joseph W. Dyer	—	—	—	—	—	—
Aggregate Option Exercises and Year-End Values
      The following table sets forth, for each of the named executive officers, information with respect to the exercise of stock options during the year ended December 31, 2005, and the year-end value of unexercised options.

				Value of Unexercised
			Numbers of Securities	In-the-Money Options
	Shares		Underlying Unexercised	at December 31, 2005
	Acquired on	Value	Options at December 31, 2005	Exercisable/
Name	Exercise (#)	Realized ($)(1)	Exercisable/Unexercisable (#)	Unexercisable ($)(2)

Colin Angle	—	—	347,710/ —	$11,589,105/ —
Helen Greiner	—	—	—/ —	—/ —
Geoffrey P. Clear	26,720	$136,539	3,000/ 65,440	$85,110/ $2,092,203
Gregory F. White	86,539	$227,598	10,005/ 156,435	$310,155/ $4,849,485
Joseph W. Dyer	25,751	$67,725	148,249/ 246,000	$4,584,919/ $7,582,800

(1)	Amounts disclosed in this column were calculated based on the difference between the fair market value of the Company’s common stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Exchange Act.

(2)	Value is based on the difference between the option exercise price and the fair market value at December 30, 2005, the last trading day before the fiscal year-end ($33.33 per share), multiplied by the number of shares underlying the option.

Report of the Compensation Committee of the Board of Directors on Executive Compensation
      No portion of this compensation committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
      This report is submitted by the compensation committee of the board of directors, which administered the Company’s executive compensation program during the fiscal year ended December 31, 2005. The compensation committee currently consists of Messrs. McNamee and Meekin, and Dr. Chwang. The board of directors has determined that each member of the compensation committee meets the independence requirements promulgated by NASDAQ and the Securities and Exchange Commission. The compensation committee reviews and approves all officer salaries, bonuses and stock option grants.
      Overview and Philosophy. The Company’s compensation programs are designed to achieve the following objectives:

•	to provide competitive compensation that attracts, motivates and retains the best talent and the highest caliber executives to serve the Company and help it to achieve its strategic objectives;

•	to align management’s interest with the success of the Company;

•	to connect a significant portion of the total potential cash compensation paid to executives to the annual financial performance of the Company or the division, region or segment of the Company’s business for which an executive has management responsibility by basing cash incentive compensation to corresponding financial targets;

•	to align management’s interest with the interests of stockholders through long-term equity incentives; and

•	to provide management with performance goals that are directly linked to the Company’s annual plan for growth and profit.
      Compensation Evaluation Processes and Criteria. The compensation committee reviews the compensation packages for its executive officers, including an analysis of all elements of compensation separately and in the aggregate. In establishing compensation levels for each of the Company’s executive officers, the compensation committee has the authority to engage the services of outside experts to assist it.
      To identify compensation practices among other technology companies, the compensation committee surveys the executive compensation practices of the Company’s peer group and of the robotics industry overall.
      In determining the amount and mix of compensation elements, the compensation committee relies upon its judgment about each individual executive officer — and not on rigid formulas or short-term changes in business performance. In setting compensation levels for executives in fiscal 2005, the compensation committee considered many factors, including, but not limited to:

•	the scope and strategic impact of the executive officer’s responsibilities,

•	the Company’s past business and segment performance and future expectations,

•	the Company’s long-term goals and strategies,

•	the performance and experience of each individual;

•	past salary levels of each individual and of the executives as a group,

•	relative levels of pay among the officers,

•	the amount of base salary in the context of the executive officer’s total compensation and other benefits,

•	for each executive officer, other than the chief executive officer, the evaluations and recommendations of the chief executive officer, and

•	the competitiveness of the compensation packages relative to the selected benchmarks as highlighted by the independent compensation consultant’s analysis.
      Components of Compensation. Compensation under the executive compensation program is composed of cash compensation in the form of base salary and cash incentive bonuses and long-term incentive awards in the form of stock-based awards pursuant to the Company’s 2005 Stock Option and Incentive Plan. In addition, the compensation program includes various benefits, such as medical and insurance plans, the Company’s 401(k) Plan and employee stock purchase plan. The Company also enters into executive agreements with its executive officers providing for certain severance benefits which may be triggered as a result of the termination of such officer’s employment under certain circumstances.
      Base Salary. Salary levels for each of the Company’s executive officers are generally targeted at the 50th percentile of salaries that the compensation committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at the benchmarked companies and within the overall robotics industry. Each year the compensation committee reviews variances between the salary levels for each of the Company’s executive officers and those of the companies included in the selected benchmarks and determines, in its discretion, individual salary adjustments after considering the factors described above, although no relative weights or rankings are assigned to these factors.
      Cash Incentive Compensation. Cash incentives are generally targeted at the 50th percentile of similar cash incentives provided to officers in similar positions at companies included in the selected benchmarks. To provide cash incentive compensation, the compensation committee adopted the 2005 Incentive Compensation Plan for the benefit of the executives covered by the 2005 Incentive Compensation Plan. Participants in the 2005 Incentive Compensation Plan received cash incentive bonuses in respect of fiscal 2005 based upon the achievement of specific financial goals, which included targets based on reported revenue, pre-tax earnings and product margin.
      Long Term Incentives. When establishing stock option grant levels for executive officers, the compensation committee considers the existing levels of stock ownership among such executive officers relative to each other and to the employees of the Company as a whole, previous grants of stock options to such executive officers, the Company’s stock option overhang and targeted stock-option “burn” rates and vesting schedules of previously granted options in addition to the factors described above. Options granted in fiscal 2005 to the Company’s executives were granted at an exercise price per share equal to the market value of the common stock on the date of each grant.
      Other Benefits. The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a 401(k) plan, which allows employees to invest in a wide array of funds on a pre-tax basis. The Company also maintains insurance and other benefit plans for its employees. Executive officers receive higher life, accidental death and dismemberment and disability insurance benefits than other employees. In addition, one executive officer receives amounts allocable to use of Company apartment. The Company also enters into executive agreements with its executive officers providing for certain severance benefits which may be triggered as a result of the termination of such officer’s employment under certain circumstances.
      Chief Executive Officer Compensation. The compensation committee determines compensation for the Company’s Chief Executive Officer using the same factors it uses for other executives, placing relatively less emphasis on base salary, and instead, creating greater performance based opportunities through long term and cash incentive compensation. In assessing the compensation paid to the Company’s chief executive officer, the compensation committee relies on both information from the Company’s selected benchmarks and its judgment with respect to the factors described above.
      In addition, the compensation committee uses a formal evaluation process, which includes meetings held in executive session, to help assess the performance of the chief executive officer. This process consists of annual evaluations conducted by each member of the board of directors of the Company measured against the personal performance objectives and targets established at the beginning of the year by the chief executive officer and the compensation committee. Following the annual evaluation of the chief executive officer’s performance, the compensation committee reviews the chief executive officer’s total compensation package, including base salary, cash incentive compensation and stock-based compensation, as described below. The board of directors actively participates in the process of assessing the chief executive officer’s performance and in setting his compensation based on those assessments.
      Fiscal year 2005 was a year of continued progress and accomplishments across a number of areas important to strengthening the foundation for the Company’s future growth and long-term success. Under Colin Angle’s leadership, the Company improved its results of operations. In fiscal year 2005, Mr. Angle received salary compensation of $246,154. The increase in Mr. Angle’s annual salary from $234,520 in 2004 to $246,154 was based on the compensation committee’s consideration of the factors described above. Additionally, the decision to increase Mr. Angle’s base salary was based on the compensation committee’s assessment that Mr. Angle’s 2004 salary was below the market median salary for chief executive officers whose companies were included in the selected benchmarks and that it would be appropriate to more closely align Mr. Angle’s salary with the 50th percentile of such benchmarks.
      For fiscal 2005, Mr. Angle was awarded a cash bonus of $138,780, a decrease from his 2004 bonus of $151,914. Mr. Angle’s 2005 bonus was determined and awarded in accordance with the criteria outlined in the 2005 Incentive Compensation Plan.
      Tax Deductibility of Executive Compensation. In general, under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Company cannot deduct, for federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Company has considered the limitations on deductions imposed by Section 162(m) of the Code and it is the Company’s present intention, for so long as it is consistent with its overall compensation objective, to structure executive compensation to minimize application of the deduction limitations of Section 162(m) of the Code.

Respectfully submitted by the Compensation Committee,

George McNamee (chairman)
Peter Meekin
Ronald Chwang

Report of the Audit Committee of the Board of Directors
      No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.
      This report is submitted by the audit committee of the board of directors. The audit committee currently consists of Messrs. Geisser (chairman), McNamee and Meekin. None of the members of the audit committee is an officer or employee of the Company, and the board of directors has determined that each member of the audit committee meets the independence requirements promulgated by NASDAQ and the Securities and Exchange Commission, including Rule 10A-3(b)(1) under the Exchange Act. Mr. Geisser is an “audit committee financial expert” as is currently defined under SEC rules. The audit committee operates under a written charter adopted by the board of directors.
      The audit committee oversees the Company’s accounting and financial reporting processes on behalf of the board of directors. The Company’s management has the primary responsibility for the financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed with management the Company’s consolidated financial statements for the fiscal year ended December 31, 2005, including a discussion of, among other things, the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosures in the Company’s financial statements.
      The audit committee also reviewed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, the results of their audit and discussed matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit and Finance Committees), as currently in effect, other standards of the Public Company Accounting Oversight Board, rules of the Securities and Exchange Commission and other applicable regulations. The audit committee has reviewed permitted services under rules of the Securities and Exchange Commission as currently in effect and discussed with PricewaterhouseCoopers LLP their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit and Finance Committees), as currently in effect, and has considered and discussed the compatibility of non-audit services provided by PricewaterhouseCoopers LLP with that firm’s independence.
      The audit committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examinations; their evaluations of the Company’s internal control, including internal control over financial reporting; and the overall quality of the Company’s financial reporting.
      Based on its review of the financial statements and the aforementioned discussions, the audit committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the board of directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

      The audit committee has also evaluated the performance of PricewaterhouseCoopers LLP, including, among other things, the amount of fees paid to PricewaterhouseCoopers LLP for audit and non-audit services in 2005. Information about PricewaterhouseCoopers LLP’s fees for 2005 is discussed below in this proxy statement under “Proposal III — Ratification of Appointment of Independent Registered Public Accountants.” Based on its evaluation, the audit committee has recommended that the Company retain PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the 2006 fiscal year.

Respectfully submitted by the Audit Committee,

Andrea Geisser (chairman)
George McNamee
Peter Meekin

Certain Business Relationships and Related Transactions
      Other than compensation agreements and other arrangements which are described in “Compensation and Other Information Concerning Directors and Officers” and the transactions described below, in 2005, there has not been, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $60,000 and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.
Transactions with our Executive Officers and Directors
      In March 2006, the Company entered into executive agreements with each of its executive officers. The executive agreements provide for severance payments equal to 50% of such officer’s annual base salary, as well as certain continued health benefits, in the event that the Company terminates his or her employment other than for cause. In addition, these executive agreements provide that if the Company experiences a change in control and the employment of such officer is terminated without cause, or if such officer terminates his or her employment for certain reasons including a substantial reduction in salary or bonus or geographic movement during the one-year period following the change in control, then all unvested stock options held by such officer become fully-vested and immediately exercisable and such officer is entitled to severance payments equal to 100% of his or her annual base salary and 50% of such officer’s annual bonus, as well as certain continued health benefits. The agreements also provide that all options granted to each officer under the Company’s Amended and Restated 1994 Stock Plan, Amended and Restated 2001 Special Stock Option Plan, Amended and Restated 2004 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan, as applicable, will have their vesting accelerated by 25% upon a change in control.
      In January 1997, the Company entered into employment agreements with each of Mr. Angle and Ms. Greiner that provide for certain salary, bonus and severance compensation. In February 2004, the Company entered into an employment agreement with Mr. Dyer that provides for certain salary, bonus and severance compensation. Each of these employment agreements was terminated upon the execution of executive agreements by Ms. Greiner and Messrs. Angle and Dyer.
      From time to time, the Company’s executive officers enter into stock restriction agreements upon the exercise of their option grants.
      In November 2005, the Company entered into indemnification agreements with each of its executive officers and directors, providing for indemnification against expenses and liabilities reasonably incurred in connection with their service for us on our behalf.
      On December 30, 2002, the Company entered into an independent contractor agreement with Dr. Rodney Brooks, which shall continue until terminated by either party upon 60 days’ written notice. Pursuant and subject to the agreement, Dr. Brooks has received an annual bonus of $66,600 for 2005. If the Company terminates the agreement, Dr. Brooks will be entitled to twelve months severance.
      The Company employed Timothy E. Angle, one of Mr. Angle’s siblings, as a web designer and media specialist and paid Mr. Angle $62,828.62 in 2005.

Stock Performance Graph
      The following graph sets forth the total cumulative stockholder return on our common stock since our common stock began trading on the NASDAQ National Market on November 9, 2005 as compared to the NASDAQ and the NASDAQ Computer & Data Processing Stock Index. This graph assumes a $100 investment in the Company’s common stock at our initial public offering closing price of $26.70 per share. Historical stock performance is not necessarily indicative of future price performance.
COMPARISON OF CUMULATIVE TOTAL RETURN*
AMONG IROBOT CORPORATION, THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ COMPUTER & DATA PROCESSING INDEX

*	$100 invested on 11/9/05 in stock or on 10/31/05 in index-including reinvestment of dividends. Fiscal year ending December 31.
      The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Research Data Group, Inc. a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information. No portions of this graph shall be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this graph appears, except to the extent that the Company specifically incorporates this graph or a portion of it by reference. In addition, this graph shall not be deemed filed under either the Securities Act or the Exchange Act.

PROPOSAL 2
RATIFICATION OF THE 2005 STOCK OPTION AND INCENTIVE PLAN
2005 Stock Option and Incentive Plan
      Prior to our initial public offering, the board of directors and the Company’s stockholders approved the 2005 Stock Option and Incentive Plan (the “2005 Option Plan”). Under pertinent IRS regulations, grants made to “Covered Employees” (as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)) under the 2005 Option Plan prior to the earlier of (i) the material modification of the 2005 Option Plan or (ii) our 2009 annual stockholders’ meeting (the “Reliance Period”) are not subject to the cap on the Company’s tax deduction imposed by Section 162(m) of the Code of 1986 with respect to compensation in excess of $1,000,000 per Covered Employee in any year. The board of directors seeks stockholders’ ratification of the 2005 Option Plan so that certain grants made to Covered Employees under the 2005 Option Plan, including stock options, stock appreciation rights, and restricted stock and deferred stock subject to performance-based vesting, will continue to qualify as “performance-based compensation” under Section 162(m) of the Code beyond the Reliance Period and therefore be exempt from the cap on the Company’s tax deduction imposed by Section 162(m) of the Code. If the stockholders do not ratify the 2005 Option Plan, the Company will either not make grants to Covered Employees under the 2005 Option Plan after the Reliance Period or seek stockholder approval of a new stock plan before the end of the Reliance Period.
      The material features of the 2005 Option Plan are:

•	In connection with the 2005 Option Plan, 1,583,682 shares of the Company’s common stock have been initially reserved for the issuance of awards under the 2005 Option Plan. The 2005 Option Plan provides that the number of shares reserved and available for issuance thereunder will automatically increase each January 1, beginning in 2007, by 4.5% of the outstanding number of shares of the Company’s common stock on the immediately proceeding December 31;

•	The shares issued by the Company under the 2005 Option Plan will be authorized but unissued shares. The shares underlying any awards that are forfeited, canceled, expire or are terminated (other than by exercise) under the Amended and Restated 1994 Stock Plan, the Amended and Restated 2001 Special Stock Option Plan and the Amended and Restated 2004 Stock Option and Incentive Plan (the “Old Plans”) and the 2005 Option Plan are added back to the shares available for issuance under the 2005 Option Plan. Shares tendered or held back upon exercise of an option or settlement of an award granted under the 2005 Option Plan to cover the exercise price or tax withholding are available for future issuance under the 2005 Option Plan;

•	The award of stock options (both incentive and non-qualified options), stock appreciation rights, restricted stock, and deferred stock is permitted;

•	Any material amendment (other than an amendment that curtails the scope of the 2005 Option Plan) is subject to approval by the Company’s stockholders; and

•	The 2005 Option Plan is administered by the compensation committee of the board of directors. The compensation committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Option Plan.
      Based solely on the closing price of the Company’s common stock as reported on the NASDAQ National Market on March 31, 2006 and the maximum number of shares that would have been available for awards as of such date (and assuming that no outstanding awards under the Old Plans and the 2005 Option Plan are forfeited, cancelled or terminated as of such date), the maximum aggregate market value of the shares that could potentially be issued under the 2005 Option Plan is $31,641,237.
      To ensure that certain awards granted under the 2005 Option Plan, including awards of restricted stock and deferred stock, to a Covered Employee qualify as “performance-based compensation” under

Section 162(m) of the Code, the 2005 Option Plan provides that the compensation committee may require that the vesting of such awards be conditioned on the satisfaction of performance criteria related to objectives of the Company or of a subsidiary, division, operating unit or business segment of the Company or subsidiary in which the relevant participant is employed, such as: (i) the Company’s return on equity, assets, capital or investment; (ii) pre-tax or after-tax profit levels of the Company or any subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Company’s common stock; (vi) sales or market share; or (viii) earnings per share. The compensation committee will select the particular performance criteria within 90 days following the commencement of a performance cycle. Subject to adjustments for stock splits and similar events, no more than 2,500,000 shares may be granted to any one individual during any one fiscal year.
      The board of directors believes that it is important to maintain the Company’s flexibility to make awards to Covered Employees beyond the Reliance Period and to preserve the Company’s tax deduction for such awards that qualify as “performance-based compensation” under Section 162(m) of the Code.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”
THE RATIFICATION OF THE 2005 STOCK OPTION AND INCENTIVE PLAN.
Summary of the 2005 Option Plan
      The following description of certain features of the 2005 Option Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the 2005 Option Plan that is attached hereto as Appendix II.
      Plan Administration. The compensation committee has full power and authority to select the participants to whom awards will be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of any award and to determine the specific terms and conditions of each award, subject to the provisions of the 2005 Option Plan. The compensation committee may delegate to any executive officer of the Company all or part of the compensation committee’s authority and duties with respect to the granting of awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees.
      Eligibility and Limitations on Grants. Persons eligible to participate in the 2005 Option Plan will be those officers, employees, directors and other key persons (including consultants and prospective employees) of the Company and its subsidiaries as selected from time to time by the compensation committee. Approximately 311 individuals are currently eligible to participate in the 2005 Option Plan.
      No individual may be granted an award to purchase more than 2,500,000 shares in any one fiscal year.
      Stock Options. The 2005 Option Plan permits the granting of (1) stock options intended to qualify as incentive stock options under Section 422 of the Code and (2) stock options that do not so qualify. Options granted under the 2005 Option Plan will be non-qualified options if they fail to qualify as incentive options or exceed the annual limit on incentive stock options. Non-qualified options may be granted to any persons eligible to receive incentive options and to non-employee directors and key persons. The option exercise price of each option will be determined by the compensation committee but may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. The maximum number of shares that can be granted in the form of incentive stock options cannot exceed 10,000,000 shares.
      The term of each option will be fixed by the compensation committee and may not exceed ten years from the date of grant. The compensation committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments and the exercisability of options may be accelerated by the compensation committee. Options may be exercised in whole or in part with written notice to the Company.
      Upon exercise of options, the option exercise price must be paid in full either in cash, by certified or bank check or other instrument acceptable to the compensation committee, or by delivery (or attestation to the ownership) of shares that are beneficially owned by the optionee. Subject to applicable law, the exercise price may also be delivered to the Company by a “cashless exercise” through a broker pursuant to irrevocable instructions to the broker from the optionee.
      To qualify as incentive options, options must meet additional federal tax requirements, including a $100,000 limit on the value of shares subject to incentive options that first become exercisable by a participant in any one fiscal year.
      Stock Appreciation Rights. The compensation committee may award a stock appreciation right either as a freestanding award or in tandem with a stock option. The compensation committee may award stock appreciation rights subject to such conditions and restrictions as the compensation committee may determine, provided that (1) upon exercise of a stock appreciation right granted in tandem with an option, the applicable portion of any related option shall be surrendered and (2) stock appreciation rights granted in tandem with options are exercisable at such time or times and to the extent that the related stock options are exercisable.
      Restricted Stock. The compensation committee may award shares to participants subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified restricted period.
      Deferred Stock. The compensation committee may award deferred stock units to participants. Deferred stock units are ultimately payable in the form of shares and may be subject to such conditions and restrictions as the compensation committee may determine. These conditions and restrictions may include the achievement of certain performance goals (as summarized above) and/or continued employment with the Company through a specified vesting period. In the compensation committee’s sole discretion and subject to the participant’s compliance with the procedures established by the compensation committee and requirements of Section 409A of the Code, it may permit a participant to make an advance election to receive a portion of his or her future cash compensation otherwise due in the form of a deferred stock unit award.
      Tax Withholding. Participants in the 2005 Option Plan are responsible for the payment of any Federal, state or local taxes that the Company is required by law to withhold upon any option exercise or vesting of other awards. Participants may elect to have the minimum tax withholding obligations satisfied either by authorizing the Company to withhold shares to be issued pursuant to an option exercise or other award, making a cash payment to the Company or subject to approval by the compensation committee, by transferring to the Company shares having a value equal to the amount of such taxes.
      Change in Control Provisions. The 2005 Option Plan provides that in the event of a sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor), or any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction), or any other acquisition of the business of the Company, as determined by the board of directors, our board of directors or the board of directors of the surviving or acquiring entity will, as to outstanding awards, make appropriate provision for the continuation of such awards by the Company or the assumption of such awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such awards.
      Alternatively, with respect to outstanding options and stock appreciation rights, our board of directors may, upon written notice, provide that one or more options and stock appreciation rights then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such options and stock appreciation rights will terminate, or provide that one or more options and stock appreciation rights then outstanding, in whole or in part, will be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the board of directors in its sole discretion) for the shares subject to such options and stock appreciation rights over the exercise price thereof. Prior to terminating any portion of an option or stock appreciation right that is not vested or exercisable, the board of directors will provide for full vesting.
      Amendments and Termination. The board of directors may at any time amend or discontinue the 2005 Option Plan and the compensation committee may at any time amend or cancel any outstanding award for the purpose of satisfying changes in the law or for any other lawful purpose. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent. Any amendments that materially change the terms of the 2005 Option Plan, including any amendments that increase the number of shares reserved for issuance under the 2005 Option Plan, expand the types of awards available, materially expand the eligibility to participate in, or materially extend the term of, the 2005 Option Plan, or materially change the method of determining the fair market value of the Company’s common stock, will be subject to approval by stockholders. Amendments shall also be subject to approval by the Company’s stockholders if and to the extent determined by the compensation committee to be required by the Code to preserve the qualified status of incentive options or to ensure that compensation earned under the 2005 Option Plan qualifies as performance-based compensation under Section 162(m) of the Code. In addition, except in connection with a reorganization or other similar change in the capital stock of the Company or a merger or other transaction, the compensation committee may not reduce the exercise price of an outstanding stock option or stock appreciation right or effect repricing of an outstanding stock option or stock appreciation right through cancellation or regrants.
Duration of 2005 Option Plan
      The Board adopted the 2005 Option Plan on September 28, 2005, and the 2005 Option Plan became effective on October 1, 2005, the date it was approved by stockholders. Awards of incentive options may be granted under the 2005 Option Plan until 10 years from the date the 2005 Option Plan was approved by the board of directors. No other awards may be granted under the 2005 Option Plan after the date that is 10 years from the date of stockholder approval.
Vote Required
      The vote required for the ratification of the 2005 Option Plan is the affirmative vote of a majority of the shares cast (in person or by proxy) and entitled to vote on the proposal. An abstention from voting on the proposal will have the effect of a “no” vote.
2005 Option Plan Benefits
      The number of shares that may be granted to the Company’s chief executive officer, executive officers, non-employee directors and non-executive officers under the 2005 Option Plan is not determinable at this time, as such grants are subject to the discretion of the compensation committee. The following table provides information with respect to the number of shares granted under the 2005 Option Plan for the fiscal year ended December 31, 2005.

				Restricted Stock Grants
		Options	Average Exercise
Name and Position	Dollar Value	Number	Price	Dollar Value	Number

Ronald Chwang, Director	$960,000	40,000	$24.00	—	—
Andrea Geisser, Director	$960,000	40,000	$24.00	—	—
George McNamee, Director	$960,000	40,000	$24.00	—	—
Peter Meekin, Director	$960,000	40,000	$24.00	—	—

Equity Compensation Plan Information
      The Company maintains the following four equity compensation plans under which our equity securities are authorized for issuance to our employees and/or directors: Amended and Restated 1994 Stock Plan; Amended and Restated 2001 Special Stock Option Plan; Amended and Restated 2004 Stock Option and Incentive plan; and 2005 Stock Option and Incentive Plan. Each of the foregoing compensation plans was approved by our stockholder. The following table presents information about these plans as of December 31, 2005.

Number of Securities
	Number of Securities to		Remaining Available for
	be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of Outstanding	Exercise Price of	Equity Compensation Plans
	Options, Warrants and	Outstanding Options,	(Excluding Securities
Plan Category	Rights	Warrants and Rights	Reflected in Column (A))

Equity compensation plans approved by security holders	3,271,484	$5.002	1,303,682
Equity compensation plans not approved by Security holders	—	—	—

Total	3,271,484	$5.002	1,303,682

      No further grants are being made under the Amended and Restated 1994 Stock Plan, the Amended and Restated 2001 Special Stock Option Plan and the Amended and Restated 2004 Stock Option and Incentive plan.
Tax Aspects Under the Code
      The following is a summary of the principal federal income tax consequences of certain transactions under the 2005 Option Plan. It does not describe all federal tax consequences under the 2005 Option Plan, nor does it describe state or local tax consequences.
      Incentive Options. No taxable income is generally realized by the optionee upon the grant or exercise of an incentive option. If shares issued to an optionee pursuant to the exercise of an incentive option are sold or transferred after two years from the date of grant and after one year from the date of exercise, then (1) upon sale of such shares, any amount realized in excess of the option price (the amount paid for the shares) will be taxed to the optionee as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (2) there will be no deduction for the Company for federal income tax purposes. The exercise of an incentive option will give rise to an item of tax preference that may result in alternative minimum tax liability for the optionee.
      If shares acquired upon the exercise of an incentive option are disposed of prior to the expiration of the two-year and one-year holding periods described above (a “disqualifying disposition”), generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on a sale of such shares ) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Special rules will apply where all or a portion of the exercise price of the incentive option is paid by tendering shares.
      If an incentive option is exercised at a time when it no longer qualifies for the tax treatment described above (e.g., if the holding periods described above are not satisfied), the option is treated as a non-qualified option. In addition, an incentive option will not be eligible for the tax treatment described above if it is exercised more than three months following termination of employment (or one year in the case of termination of employment by reason of disability). In the case of termination of employment by reason of death, the three-month rule does not apply.

      Non-Qualified Options. No income is realized by the optionee at the time the option is granted. Generally (i) at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise, and the Company receives a tax deduction for the same amount, and (ii) at disposition, appreciation or depreciation after the date of exercise is treated as either short-term or long-term capital gain or loss depending on how long the shares have been held. Special rules will apply where all or a portion of the exercise price of the non-qualified option is paid by tendering shares. Upon exercise, the optionee will also be subject to Social Security taxes on the excess of the fair market value over the exercise price of the option.
Parachute Payments
      The vesting of any portion of an option or other award that is accelerated due to the occurrence of a change in control may cause a portion of the payments with respect to such accelerated awards to be treated as “parachute payments” as defined in the Code. Any such parachute payments may be non-deductible to the Company, in whole or in part, and may subject the recipient to a non-deductible 20% federal excise tax on all or a portion of such payment (in addition to other taxes ordinarily payable).
Limitation on the Company’s Deductions
      As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the 2005 Option Plan may be limited to the extent that the Chief Executive Officer or other executive officer whose compensation is required to be reported in the summary compensation table receives compensation in excess of $1,000,000 a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). Grants under the 2005 Option Plan through the Reliance Period is exempt from the cap imposed by Section 162(m) of the Code. If stockholders approve Proposal 2, certain grants under the 2005 Option Plan, including stock options, stock appreciation rights, and restricted stock and deferred stock units subject to performance vesting, will qualify as performance-based compensation after the Reliance Period.
PROPOSAL 3
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS
      The audit committee of the board of directors has retained the firm of PricewaterhouseCoopers LLP, independent registered public accountants, to serve as independent registered public accountants for its 2006 fiscal year. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1999. The audit committee reviewed and discussed its selection of, and the performance of, PricewaterhouseCoopers LLP for its 2006 fiscal year. As a matter of good corporate governance, the audit committee has determined to submit its selection to stockholders for ratification. If the selection of registered public accountants is ratified, the audit committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.
      The audit committee of the board of directors has implemented procedures under the Company’s audit committee pre-approval policy for audit and non-audit services (the “Pre-Approval Policy”) to ensure that all audit and permitted non-audit services to be provided to the Company have been pre-approved by the audit committee. Specifically, the audit committee pre-approves the use of PricewaterhouseCoopers LLP for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the audit committee before it may be provided by PricewaterhouseCoopers LLP. Any pre-approved services exceeding the pre-approved monetary limits require specific approval by the audit committee. For additional information concerning the audit committee and its activities with PricewaterhouseCoopers LLP, see “The board of directors and its Committees” and “Report of the Audit Committee of the Board of Directors.”

      Representatives of PricewaterhouseCoopers LLP attended six (6) out of the seven (7) in-person meetings of the audit committee in 2005. We expect that a representative of PricewaterhouseCoopers LLP will attend the annual meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.
Fees Billed by PwC
      The following table shows the aggregate fees for professional services rendered by PricewaterhouseCoopers LLP to the Company during the fiscal years ended December 31, 2005 and December 31, 2004.

	2005		2004

Audit Fees	$733,180	(1)	$131,937
Audit-Related Fees	8,500		—
Tax Fees	26,130		—
All Other Fees	3,000		—

Total	$770,810		$131,937

(1)	includes $527,221 of fees for professional services rendered by PricewaterhouseCoopers LLP in connection with the Company’s initial public offering.

Audit Fees
      Audit Fees for both years consist of fees for professional services associated with the annual consolidated financial statements audit, statutory filings, consents and assistance with and review of documents filed with the Securities and Exchange Commission. These fees include $527,221 related to work performed in connection with our initial public offering.

Audit-Related Fees
      Consists of fees for accounting consultations and other services that were reasonably related to the performance of audits or reviews of our financial statements and were not reported above under “Audit Fees.”

Tax Fees
      Tax Fees consist of fees for professional services rendered for assistance with federal, state, local and international tax compliance. The audit committee has determined that the provision of these services to us by PricewaterhouseCoopers LLP is compatible with maintaining their independence.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE RATIFICATION OF PRICEWATERHOURSECOOPERS LLP AS
iROBOT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2006.

OTHER MATTERS
      The board of directors knows of no other matters to be brought before the annual meeting. If any other matters are properly brought before the annual meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.
STOCKHOLDER PROPOSALS
      Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the 2007 annual meeting of stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the Securities and Exchange Commission, must be received at the Company’s principal executive offices not later than February 11, 2007. Stockholders who wish to make a proposal at the 2007 annual meeting — other than one that will be included in the Company’s proxy statement — must notify the Company between January 12, 2007 and February 11, 2007. If a stockholder who wishes to present a proposal fails to notify the Company by February 11, 2007 and such proposal is brought before the 2007 annual meeting, then under the Securities and Exchange Commission’s proxy rules, the proxies solicited by management with respect to the 2007 annual meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested, to iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803, Attention: Secretary.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such filings. Based solely on our review of copies of such filings we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2005.
EXPENSES AND SOLICITATION
      The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some stockholders in person or by mail, telephone, e-mail or telegraph following the original solicitation. We may also retain an independent proxy solicitation firm to assist in the solicitation of proxies.

HOUSEHOLDING OF PROXY MATERIALS
      Our 2005 Annual Report, including audited financial statements for the fiscal year ended December 31, 2005, is being mailed to you along with this proxy statement. In order to reduce printing and postage costs, ADP Investor Communication Services has undertaken an effort to deliver only one Annual Report and one proxy statement to multiple shareholders sharing an address. This delivery method, called “householding,” is not being used, however, if ADP has received contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report and one proxy statement, the Company will deliver promptly a separate copy of the Annual Report and the proxy statement to any shareholder who sends a written request to iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803, Attention: Secretary, Office of the General Counsel. If your household is receiving multiple copies of the Company’s Annual Report or proxy statement and you wish to request delivery of a single copy, you may send a written request to iRobot Corporation, 63 South Avenue, Burlington, Massachusetts 01803, Attention: Secretary, Office of the General Counsel.

Appendix I
iRobot Corporation
Audit Committee Charter

I.	General Statement of Purpose
      The purposes of the Audit Committee of the Board of Directors (the “Audit Committee”) of iRobot Corporation (the “Company”) are to:

•	oversee the accounting and financial reporting processes of the Company and the audits of the Company’s financial statements;

•	take, or recommend that the Board of Directors of the Company (the “Board”) take, appropriate action to oversee the qualifications, independence and performance of the Company’s independent auditors; and

•	prepare the report required by the rules of the Securities and Exchange Commission (the “SEC”) to be included in the Company’s annual proxy statement.

II.	Composition
      The Audit Committee shall consist of at least three (3) members of the Board, each of whom must (1) be “independent” as defined in Rule 4200(a)(15) under the Marketplace Rules of the National Association of Securities Dealers, Inc. (“NASD”); (2) meet the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to the exemptions provided in Rule 10A-3(c) under the Exchange Act; and (3) not have participated in the preparation of the financial statements of the Company or a current subsidiary of the Company at any time during the past three years.
      Notwithstanding the foregoing, one director who (1) is not “independent” as defined in Rule 4200 under the Marketplace Rules of the NASD; (2) satisfies the criteria for independence set forth in Section 10A(m)(3) of the Exchange Act and the rules thereunder; and (3) is not a current officer or employee or a Family Member of such officer or employee, may be appointed to the Audit Committee, if the Board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board makes provisions to disclose, in the next annual proxy statement subsequent to such determination (or, if the Company does not file a proxy statement, in its Form 10-K), the nature of the relationship and the reasons for that determination. A member appointed under this exception may not serve on the Audit Committee for more than two years and may not chair the Audit Committee.
      Each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, statement of operations, and cash flow statement. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. One or more members of the Audit Committee shall qualify as an “audit committee financial expert” under the rules promulgated by the SEC or, if not, the Company shall disclose its lack of an “audit committee financial expert” and the reasons why in its annual report.
      The Nominating and Corporate Governance Committee shall recommend to the Board nominees for appointment to the Audit Committee annually and as vacancies or newly created positions occur. The members of the Audit Committee shall be appointed annually by the Board and may be replaced or removed by the Board with or without cause. Resignation or removal of a director from the Board, for whatever reason, shall automatically and without any further action constitute resignation or removal, as applicable, from the Audit Committee. Any vacancy on the Audit Committee, occurring for whatever reason, may be filled only by the Board. The Board shall designate one member of the Audit Committee to be Chairman of the committee.

III.	Compensation
      A member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the Board or any other committee established by the Board, receive directly or indirectly from the Company any consulting, advisory or other compensatory fee.

IV.	Meetings
      The Audit Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this charter, but not less frequently than quarterly. A majority of the members of the Audit Committee shall constitute a quorum for purposes of holding a meeting and the Audit Committee may act by a vote of a majority of the members present at such meeting. In lieu of a meeting, the Audit Committee may act by unanimous written consent. Minutes of all Audit Committee meetings shall be taken and maintained in the Company’s records by the Company Secretary or other such person as approved by the Chairman of the Audit Committee.

V.	Responsibilities and Authority

A.	Review of Charter

•	The Audit Committee shall review and assess the adequacy of this Charter annually and recommend to the Board any amendments or modifications to the Charter that the Audit Committee deems appropriate.

B.	Annual Performance Evaluation of the Audit Committee

•	At least annually, the Audit Committee shall evaluate its own performance and report the results of such evaluation to the Board.

C. Matters Relating to Selection, Performance and Independence of Independent Auditor

•	The Audit Committee shall be directly responsible for the appointment, retention and termination, and for determining the compensation of the Company’s independent and external auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Audit Committee may consult with management in fulfilling these duties.

•	The Audit Committee shall be directly responsible for oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

•	The Audit Committee shall instruct the independent auditor that the independent auditor shall report directly to the Audit Committee.

•	The Audit Committee shall pre-approve all auditing services and the terms thereof and non-audit services to be provided to the Company by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provision of non-audit services for the Company if the “de minimus” provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision.

•	The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

•	The Audit Committee shall (1) request that the independent auditor provide the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1, as modified or supplemented, (2) require that the independent auditor submit to the Audit Committee on a periodic basis a formal written statement delineating all relationships between the independent auditor and the Company, (3) discuss with the independent auditor any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and (4) based on such disclosures, statement and discussion (and such other matters as the Audit Committee deems relevant), take or recommend that the Board take appropriate action in response to the independent auditor’s report to satisfy itself of the independent auditor’s independence.

•	The Audit Committee shall evaluate the independent auditors’ qualifications, performance and independence, and shall present its conclusions with respect to the independent auditors to the full Board. As part of such evaluation, at least annually, the Audit Committee shall:

(i) obtain and review a report or reports from the independent auditor describing (1) the auditor’s internal quality-control procedures, (2) any material issues raised by the most recent internal quality-control review or peer review of the auditors or by any inquiry or investigation by government or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditors, and any steps taken to address any such issues, and (3) in order to assess the auditor’s independence, all relationships between the independent auditor and the Company;

(ii) review and evaluate the performance of the independent auditor and the lead partner (and the Audit Committee may review and evaluate the performance of other members of the independent auditor’s audit staff); and

(iii) assure the regular rotation of the audit partners (including, without limitation, the lead and concurring partners) as required under the Exchange Act and Regulation S-X.

In this regard, the Audit Committee shall also (1) seek the opinion of management and the internal auditors, if any, of the independent auditors’ performance and (2) consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm.

•	The Audit Committee may recommend to the Board policies with respect to the potential hiring of current or former employees of the independent auditor.

D.	Audited Financial Statements and Annual Audit

•	The Audit Committee shall review the overall audit plan (both internal and external) with the independent auditor and the members of management who are responsible for preparing the Company’s financial statements, including the Company’s Chief Financial Officer and/or principal accounting officer or principal financial officer (the Chief Financial Officer and such other officer or officers are referred to herein collectively as the “Senior Accounting Executive”).

•	The Audit Committee shall review and discuss with management (including the Company’s Senior Accounting Executive) and with the independent auditor the Company’s annual audited financial statements, including (1) all critical accounting policies and practices used or to be used by the Company, (2) the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations” prior to the filing of the Company’s Annual Report on Form 10-K, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such audited financial statements, including any significant, non- routine transactions or judgments.

•	The Audit Committee must review:

(i) any analyses prepared by management, the internal auditors and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements. The Audit Committee may consider the ramifications of the use of such alternative disclosures and treatments on the financial statements, and the treatment preferred by the independent auditor. The Audit Committee may also consider other material written communications between the registered public accounting firm and management, such as any management letter or schedule of unadjusted differences;

(ii) major issues as to the adequacy of the Company’s internal controls and any special audit steps adopted in light of any material control deficiencies;

(iii) major issues regarding accounting principles and procedures and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

(iv) the effects of regulatory and accounting initiatives, as well as off-balance sheet transactions and structures, on the financial statements of the Company.

•	The Audit Committee shall review and discuss with the independent auditor (outside of the presence of management) how the independent auditor plans to handle its responsibilities under the Private Securities Litigation Reform Act of 1995, and request assurance from the auditor that Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

•	The Audit Committee shall review and discuss with the independent auditor any audit problems or difficulties and management’s response thereto. This review shall include (1) any difficulties encountered by the auditor in the course of performing its audit work, including any restrictions on the scope of its activities or its access to information, (2) any significant disagreements with management and (3) a discussion of the responsibilities, budget and staffing of the Company’s internal audit function.

•	The Audit Committee shall discuss with the independent auditors those matters brought to the attention of the Audit Committee by the auditors pursuant to Statement on Auditing Standards No. 61, as amended (“SAS 61”).

•	The Audit Committee shall also review and discuss with the independent auditors the report required to be delivered by such auditors pursuant to Section 10A(k) of the Exchange Act.

•	If brought to the attention of the Audit Committee, the Audit Committee shall discuss with the Chief Executive Officer and Chief Financial Officer of the Company (1) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act, within the time periods specified in the SEC’s rules and forms, and (2) any fraud involving management or other employees who have a significant role in the Company’s internal control over financial reporting.

•	Based on the Audit Committee’s review and discussions (1) with management of the audited financial statements, (2) with the independent auditor of the matters required to be discussed by SAS 61, and (3) with the independent auditor concerning the independent auditor’s independence, the Audit Committee shall make a recommendation to the Board as to whether the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the last fiscal year.

•	The Audit Committee shall prepare the Audit Committee report required by Item 306 of Regulation S-K of the Exchange Act (or any successor provision) to be included in the Company’s annual proxy statement.

F.	Unaudited Quarterly Financial Statements

•	The Audit Committee shall discuss with management and the independent auditor, prior to the filing of the Company’s Quarterly Reports on Form 10-Q, (1) the Company’s quarterly financial statements and the Company’s related disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” (2) such issues as may be brought to the Audit Committee’s attention by the independent auditor pursuant to Statement on Auditing Standards No. 100, and (3) any significant financial reporting issues that have arisen in connection with the preparation of such financial statements.

G.	Earnings Press Releases

•	The Audit Committee shall discuss the Company’s earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, including, in general, the types of information to be disclosed and the types of presentation to be made (paying particular attention to the use of “pro forma” or “adjusted” non-GAAP information).

H.	Risk Assessment and Management

•	The Audit Committee shall discuss the guidelines and policies that govern the process by which the Company’s exposure to risk is assessed and managed by management.

•	In connection with the Audit Committee’s discussion of the Company’s risk assessment and management guidelines, the Audit Committee may discuss or consider the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures.

I.	Procedures for Addressing Complaints and Concerns

•	The Audit Committee shall establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

•	The Audit Committee may review and reassess the adequacy of these procedures periodically and adopt any changes to such procedures that the Audit Committee deems necessary or appropriate.

J.	Regular Reports to the Board

•	The Audit Committee shall regularly report to and review with the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the independent auditors, the performance of the internal audit function and any other matters that the Audit Committee deems appropriate or is requested to review for the benefit of the Board.

VI.	Additional Authority
      The Audit Committee is authorized, on behalf of the Board, to do any of the following as it deems necessary or appropriate:

A.	Engagement of Advisors

•	The Audit Committee may engage independent counsel and such other advisors it deems necessary or advisable to carry out its responsibilities and powers, and, if such counsel or other advisors are engaged, shall determine the compensation or fees payable to such counsel or other advisors.

B.	Legal and Regulatory Compliance

•	The Audit Committee may discuss with management and the independent auditor, and review with the Board, the legal and regulatory requirements applicable to the Company and its subsidiaries and the Company’s compliance with such requirements. After these discussions, the Audit Committee may, if it determines it to be appropriate, make recommendations to the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations.

•	The Audit Committee may discuss with management legal matters (including pending or threatened litigation) that may have a material effect on the Company’s financial statements or its compliance policies and procedures.

C.	General

•	The Audit Committee may form and delegate authority to subcommittees consisting of one or more of its members as the Audit Committee deems appropriate to carry out its responsibilities and exercise its powers.

•	The Audit Committee may perform such other oversight functions outside of its stated purpose as may be requested by the Board from time to time.

•	In performing its oversight function, the Audit Committee shall be entitled to rely upon advice and information that it receives in its discussions and communications with management, the independent auditor and such experts, advisors and professionals as may be consulted with by the Audit Committee.

•	The Audit Committee is authorized to request that any officer or employee of the Company, the Company’s outside legal counsel, the Company’s independent auditor or any other professional retained by the Company to render advice to the Company attend a meeting of the Audit Committee or meet with any members of or advisors to the Audit Committee.

•	The Audit Committee is authorized to incur such expenses as are necessary or appropriate in carrying out its duties.
      Notwithstanding the responsibilities and powers of the Audit Committee set forth in this Charter, the Audit Committee does not have the responsibility of planning or conducting audits of the Company’s financial statements or determining whether the Company’s financial statements are complete, accurate and in accordance with GAAP. Such responsibilities are the duty of management and, to the extent of the independent auditor’s audit responsibilities, the independent auditor. In addition, it is not the duty of the Audit Committee to conduct investigations or to ensure compliance with laws and regulations.
ADOPTED: August 24, 2005

Appendix II
iROBOT CORPORATION
2005 STOCK OPTION AND INCENTIVE PLAN
      Section 1.     GENERAL PURPOSE OF THE PLAN; DEFINITIONS
      The name of the plan is the iRobot Corporation 2005 Stock Option and Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable the officers, employees, Non-Employee Directors and other key persons (including consultants and prospective employees) of iRobot Corporation (the “Company”) and its Subsidiaries upon whose judgment, initiative and efforts the Company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.
      The following terms shall be defined as set forth below:
      “Act” means the Securities Act of 1933, as amended, and the rules and regulations thereunder.
      “Administrator” is defined in Section 2(a).
      “Award” or “Awards,” except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Deferred Stock Awards and Restricted Stock Awards.
      “Board” means the Board of Directors of the Company.
      “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.
      “Committee” means the compensation committee of the Board or a similar committee performing the functions of the compensation committee and which is comprised of not less than two Non-Employee Directors who are independent.
      “Covered Employee” means an employee who is a “Covered Employee” within the meaning of Section 162(m) of the Code.
      “Deferred Stock Award” means Awards granted pursuant to Section 8.
      “Effective Date” means the date on which the Plan is approved by stockholders as set forth in Section 17.
      “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
      “Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is admitted to quotation on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ National System or a national securities exchange, the determination shall be made by reference to market quotations. If there are no market quotations for such date, the determination shall be made by reference to the last date preceding such date for which there are market quotations; provided further, however, that if the date for which Fair Market Value is determined is the first day when trading prices for the Stock are reported on NASDAQ or on a national securities exchange, the Fair Market Value shall be the “Price to the Public” (or equivalent) set forth on the cover page for the final prospectus relating to the Company’s Initial Public Offering.
      “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      “Initial Public Offering” means the consummation of the first fully underwritten, firm commitment public offering pursuant to an effective registration statement under the Act covering the offer and sale by the Company of its equity securities, or such other event as a result of or following which the Stock shall be publicly held.
      “Non-Employee Director” means a member of the Board who is not also an employee of the Company or any Subsidiary.
      “Non-Qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.
      “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.
      “Performance Cycle” means one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more performance criteria will be measured for the purpose of determining a grantee’s right to and the payment of a Restricted Stock Award or Deferred Stock Award.
      “Restricted Stock Award” means Awards granted pursuant to Section 7.
      “Section 409A” means Section 409A of the Code and the regulations and other guidance promulgated thereunder.
      “Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 3.
      “Stock Appreciation Right” means any Award granted pursuant to Section 6.
      “Subsidiary” means any corporation or other entity (other than the Company) in which the Company has a controlling interest, either directly or indirectly.
      “Ten Percent Owner” means an employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10 percent of the combined voting power of all classes of stock of the Company or any parent or subsidiary corporation.
      Section 2.     ADMINISTRATION OF PLAN; ADMINISTRATOR AUTHORITY TO SELECT GRANTEES AND DETERMINE AWARDS
      (a) Committee. The Plan shall be administered by either the Board or the Committee (the “Administrator”).
      (b) Powers of Administrator. The Administrator shall have the power and authority to grant Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the individuals to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Deferred Stock Awards, or any combination of the foregoing, granted to any one or more grantees;

(iii) to determine the number of shares of Stock to be covered by any Award;

(iv) to determine and modify from time to time the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and grantees, and to approve the form of written instruments evidencing the Awards;

(v) to accelerate at any time the exercisability or vesting of all or any portion of any Award;

(vi) subject to the provisions of Section 5(a)(ii), to extend at any time the period in which Stock Options may be exercised; and

(vii) at any time to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.
      All decisions and interpretations of the Administrator shall be binding on all persons, including the Company and Plan grantees.
      (c) Delegation of Authority to Grant Awards. The Administrator, in its discretion, may delegate to any executive officer of the Company all or part of the Administrator’s authority and duties with respect to the granting of Awards to employees who are not subject to the reporting and other provisions of Section 16 of the Exchange Act or Covered Employees. Any such delegation by the Administrator shall include a limitation as to the amount of Awards that may be granted during the period of the delegation and shall contain guidelines as to the determination of the exercise price of any Stock Option or Stock Appreciation Right, the conversion ratio or price of other Awards and the vesting criteria. The Administrator may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Administrator’s delegate or delegates that were consistent with the terms of the Plan.
      (d) Indemnification. Neither the Board nor the Committee, nor any member of either or any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and the members of the Board and the Committee (and any delegate thereof) shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time to time and/or any indemnification agreement between such individual and the Company.
      Section 3.     STOCK ISSUABLE UNDER THE PLAN; MERGERS; SUBSTITUTION
      (a) Stock Issuable. The maximum number of shares of Stock reserved and available for issuance under the Plan shall be the sum of (i) 1,583,682 shares, (ii) such number of shares as equals that number of stock options or awards returned to (A) the Company’s Amended and Restated 1994 Stock Plan, as amended, after the Effective Date, (B) the Company’s Amended and Restated 2001 Special Stock Option Plan, after the Effective Date, and (C) the Company’s Amended and Restated 2004 Stock Option and Incentive Plan, after the Effective Date, in each case as a result of the expiration, cancellation or termination of such stock options or awards and (iii) as of January 1, 2007 and each January 1, thereafter, a number of shares equal to four and one-half percent (4.5%) of the Company’s outstanding Stock on such date, subject to adjustment as provided in Section 3(c). For purposes of this limitation, the shares of Stock underlying any Awards that are forfeited, canceled, held back upon exercise of an Option or settlement of an Award to cover the exercise price or tax withholding, reacquired by the Company prior to vesting, satisfied without the issuance of Stock or otherwise terminated (other than by exercise) shall be added back to the shares of Stock available for issuance under the Plan. In no event may shares of Stock granted in the form of Incentive Stock Options exceed 10,000,000 shares. The shares available for issuance under the Plan may be authorized but unissued shares of Stock or shares of Stock reacquired by the Company.
      (b) Per-Participant Limit. Subject to adjustment under Section 3(c), no grantee may be granted Awards during any one fiscal year to purchase more than 2,500,000 shares of Stock.
      (c) Changes in Stock. Subject to Section 3(d) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for a different number or kind of securities of the Company or any successor entity (or a parent or subsidiary thereof), the Administrator shall make an appropriate or proportionate adjustment in (i) the maximum number of shares reserved for issuance under the Plan and the maximum number of shares of Stock that may be granted in the form of Incentive Stock Options, (ii) the number of Awards that can be granted to any one individual grantee during any one fiscal year, (iii) the number and kind of shares or other securities subject to any then outstanding Awards under the Plan, (iv) the repurchase price, if any, per share subject to each outstanding Restricted Stock Award, and (v) the price for each share subject to any then outstanding Stock Options and Stock Appreciation Rights under the Plan, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Stock Options and Stock Appreciation Rights remain exercisable. The adjustment by the Administrator shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Plan resulting from any such adjustment, but the Administrator in its discretion may make a cash payment in lieu of fractional shares.
      The Administrator may also adjust the number of shares subject to outstanding Awards and the exercise price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Administrator that such adjustment is appropriate to avoid distortion in the operation of the Plan, provided that no such adjustment shall be made in the case of a Stock Option or Stock Appreciation Right, without the consent of the grantee, if it would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.
      (d) Acquisition of the Company

(i) Consequences of an Acquisition. Upon the consummation of an Acquisition, the Board or the board of directors of the surviving or acquiring entity (as used in this Section 3(d), also the “Board”), shall, as to outstanding Awards (on the same basis or on different bases as the Board shall specify), make appropriate provision for the continuation of such Awards by the Company or the assumption of such Awards by the surviving or acquiring entity and by substituting on an equitable basis for the shares then subject to such Awards either (a) the consideration payable with respect to the outstanding shares of Stock in connection with the Acquisition, (b) shares of stock of the surviving or acquiring corporation or (c) such other securities or other consideration as the Board deems appropriate, the fair market value of which (as determined by the Board in its sole discretion) shall not materially differ from the fair market value of the shares of Stock subject to such Awards immediately preceding the Acquisition. In addition to or in lieu of the foregoing, with respect to outstanding Options and Stock Appreciation Rights, the Board may, on the same basis or on different bases as the Board shall specify, upon written notice to the affected optionees, provide that one or more Options and Stock Appreciation Rights then outstanding must be exercised, in whole or in part, within a specified number of days of the date of such notice, at the end of which period such Options and Stock Appreciation Rights shall terminate, or provide that one or more Options and Stock Appreciation Rights then outstanding, in whole or in part, shall be terminated in exchange for a cash payment equal to the excess of the fair market value (as determined by the Board in its sole discretion) for the shares subject to such Options and Stock Appreciation Rights over the exercise price thereof; provided, however, that before terminating any portion of an Option or Stock Appreciation Right that is not vested or exercisable (other than in exchange for a cash payment), the Board must first accelerate in full the exercisability of the portion that is to be terminated. Unless otherwise determined by the Board (on the same basis or on different bases as the Board shall specify), any repurchase rights or other rights of the Company that relate to an Option, Stock Appreciation Right or other Award shall continue to apply to consideration, including cash, that has been substituted, assumed or amended for an Option, Stock Appreciation Right or other Award pursuant to this paragraph. The Company may hold in escrow all or any portion of any such consideration in order to effectuate any continuing restrictions.

(ii) Acquisition Defined. An “Acquisition” shall mean: (x) the sale of the Company by merger in which the stockholders of the Company in their capacity as such no longer own a majority of the outstanding equity securities of the Company (or its successor), or (y) any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction), or (z) any other acquisition of the business of the Company, as determined by the Board.
      (e) Substitute Awards. The Administrator may grant Awards under the Plan in substitution for stock and stock based awards held by employees, directors or other key persons of another corporation in connection with the merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Administrator may direct that the substitute awards be granted on such terms and conditions as the Administrator considers appropriate in the circumstances. Any substitute Awards granted under the Plan shall not count against the share limitation set forth in Section 3(a).
      Section 4.     ELIGIBILITY
      Grantees under the Plan will be such full or part-time officers and other employees, directors and key persons (including consultants and prospective employees) of the Company and its Subsidiaries as are selected from time to time by the Administrator in its sole discretion.
      Section 5.     STOCK OPTIONS
      Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve.
      Stock Options granted under the Plan may be either Incentive Stock Options or Non-Qualified Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary that is a “subsidiary corporation” within the meaning of Section 424(f) of the Code. To the extent that any Option does not qualify as an Incentive Stock Option, it shall be deemed a Non-Qualified Stock Option.
      (a) Grants of Stock Options. Stock Options granted pursuant to this Section 5(a) shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable.

(i) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5(a) shall be determined by the Administrator at the time of grant but shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the option price of such Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value on the grant date.

(ii) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date the Stock Option is granted. In the case of an Incentive Stock Option that is granted to a Ten Percent Owner, the term of such Stock Option shall be no more than five years from the date of grant.

(iii) Exercisability; Rights of a Stockholder. Stock Options shall become exercisable at such time or times, whether or not in installments, as shall be determined by the Administrator at or after the grant date. The Administrator may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(iv) Method of Exercise. Stock Options may be exercised in whole or in part, by giving written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by one or more of the following methods to the extent provided in the Option Award agreement:

(A) In cash, by certified or bank check or other instrument acceptable to the Administrator;

(B) Through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the optionee on the open market or that are beneficially owned by the optionee and are not then subject to restrictions under any Company plan. Such surrendered shares shall be valued at Fair Market Value on the exercise date. To the extent required to avoid variable accounting treatment under FAS 123R or other applicable accounting rules, such surrendered shares shall have been owned by the optionee for at least six months; or

(C) By the optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure.
Payment instruments will be received subject to collection. The transfer to the optionee on the records of the Company or of the transfer agent of the shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Option Award agreement or applicable provisions of laws (including the satisfaction of any withholding taxes that the Company is obligated to withhold with respect to the optionee). In the event an optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the optionee upon the exercise of the Stock Option shall be net of the number of shares attested to.

(v) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the shares of Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its parent and subsidiary corporations become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000. To the extent that any Stock Option exceeds this limit, it shall constitute a Non-Qualified Stock Option.
      Section 6.     STOCK APPRECIATION RIGHTS
      (a) Nature of Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling the recipient to receive shares of Stock having a value equal to the excess of the Fair Market Value of the Stock on the date of exercise over the exercise price of the Stock Appreciation Right, which price shall not be less than 100 percent of the Fair Market Value of the Stock on the date of grant (or more than the option exercise price per share, if the Stock Appreciation Right was granted in tandem with a Stock Option) multiplied by the number of shares of Stock with respect to which the Stock Appreciation Right shall have been exercised.
      (b) Grant and Exercise of Stock Appreciation Rights. Stock Appreciation Rights may be granted by the Administrator in tandem with, or independently of, any Stock Option granted pursuant to Section 5 of the Plan. In the case of a Stock Appreciation Right granted in tandem with a Non-Qualified Stock Option, such Stock Appreciation Right may be granted either at or after the time of the grant of such Option. In the case of a Stock Appreciation Right granted in tandem with an Incentive Stock Option, such Stock Appreciation Right may be granted only at the time of the grant of the Option.
      A Stock Appreciation Right or applicable portion thereof granted in tandem with a Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Option.

      (c) Terms and Conditions of Stock Appreciation Rights. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined from time to time by the Administrator, subject to the following:

(i) Stock Appreciation Rights granted in tandem with Options shall be exercisable at such time or times and to the extent that the related Stock Options shall be exercisable.

(ii) Upon exercise of a Stock Appreciation Right, the applicable portion of any related Option shall be surrendered.
      Section 7.     RESTRICTED STOCK AWARDS
      (a) Nature of Restricted Stock Awards. A Restricted Stock Award is an Award entitling the recipient to acquire, at such purchase price (which may be zero) as determined by the Administrator, shares of Stock subject to such restrictions and conditions as the Administrator may determine at the time of grant (“Restricted Stock”). Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Restricted Stock Award is contingent on the grantee executing the Restricted Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees.
      (b) Rights as a Stockholder. Upon execution of a written instrument setting forth the Restricted Stock Award and payment of any applicable purchase price, a grantee shall have the rights of a stockholder with respect to the voting of the Restricted Stock, subject to such conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Administrator shall otherwise determine, (i) uncertificated Restricted Stock shall be accompanied by a notation on the records of the Company or the transfer agent to the effect that they are subject to forfeiture until such Restricted Stock are vested as provided in Section 7(d) below, and (ii) certificated Restricted Stock shall remain in the possession of the Company until such Restricted Stock is vested as provided in Section 7(d) below, and the grantee shall be required, as a condition of the grant, to deliver to the Company such instruments of transfer as the Administrator may prescribe.
      (c) Restrictions. Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein or in the Restricted Stock Award agreement. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, if any, if a grantee’s employment (or other service relationship) with the Company and its Subsidiaries terminates for any reason, any Restricted Stock that has not vested at the time of termination shall automatically and without any requirement of notice to such grantee from or other action by or on behalf of, the Company be deemed to have been reacquired by the Company at its original purchase price from such grantee or such grantee’s legal representative simultaneously with such termination of employment (or other service relationship), and thereafter shall cease to represent any ownership of the Company by the grantee or rights of the grantee as a stockholder. Following such deemed reacquisition of unvested Restricted Stock that are represented by physical certificates, a grantee shall surrender such certificates to the Company upon request without consideration.
      (d) Vesting of Restricted Stock. The Administrator at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s rights in any shares of Restricted Stock that have not vested shall automatically terminate upon the grantee’s termination of employment (or other service relationship) with the Company and its Subsidiaries and such shares shall be subject to the provisions of Section 7(c) above.

      Section 8.     DEFERRED STOCK AWARDS
      (a) Nature of Deferred Stock Awards. A Deferred Stock Award is an Award of phantom stock units to a grantee, subject to restrictions and conditions as the Administrator may determine at the time of grant. Conditions may be based on continuing employment (or other service relationship) and/or achievement of pre-established performance goals and objectives. The grant of a Deferred Stock Award is contingent on the grantee executing the Deferred Stock Award agreement. The terms and conditions of each such agreement shall be determined by the Administrator, and such terms and conditions may differ among individual Awards and grantees. At the end of the deferral period, the Deferred Stock Award, to the extent vested, shall be paid to the grantee in the form of shares of Stock.
      (b) Election to Receive Deferred Stock Awards in Lieu of Compensation. The Administrator may, in its sole discretion, permit a grantee to elect to receive a portion of future cash compensation otherwise due to such grantee in the form of a Deferred Stock Award. Any such election shall be made in writing and shall be delivered to the Company no later than the date specified by the Administrator and in accordance with Section 409A and such other rules and procedures established by the Administrator. The Administrator shall have the sole right to determine whether and under what circumstances to permit such elections and to impose such limitations and other terms and conditions thereon as the Administrator deems appropriate. Any such deferred compensation shall be converted to a fixed number of phantom stock units based on the Fair Market Value of Stock on the date the compensation would otherwise have been paid to the grantee but for the deferral.
      (c) Rights as a Stockholder. During the deferral period, a grantee shall have no rights as a stockholder; provided, however, that the grantee may be credited with Dividend Equivalent Rights with respect to the phantom stock units underlying his Deferred Stock Award, subject to such terms and conditions as the Administrator may determine.
      (d) Termination. Except as may otherwise be provided by the Administrator either in the Award agreement or, subject to Section 14 below, in writing after the Award agreement is issued, a grantee’s right in all Deferred Stock Awards that have not vested shall automatically terminate upon the grantee’s termination of employment (or cessation of service relationship) with the Company and its Subsidiaries for any reason.
      Section 9.     PERFORMANCE-BASED AWARDS TO COVERED EMPLOYEES
      Notwithstanding anything to the contrary contained herein, if any Restricted Stock Award or Deferred Stock Award granted to a Covered Employee is intended to qualify as “Performance-based Compensation” under Section 162(m) of the Code and the regulations promulgated thereunder (a “Performance-based Award”), such Award shall comply with the provisions set forth below:

(a) Performance Criteria. The performance criteria used in performance goals governing Performance-based Awards granted to Covered Employees may include any or all of the following: (i) the Company’s return on equity, assets, capital or investment: (ii) pre-tax or after-tax profit levels of the Company or any Subsidiary, a division, an operating unit or a business segment of the Company, or any combination of the foregoing; (iii) cash flow, funds from operations or similar measure; (iv) total stockholder return; (v) changes in the market price of the Stock; (vi) sales or market share; or (vii) earnings per share.

(b) Grant of Performance-based Awards. With respect to each Performance-based Award granted to a Covered Employee, the Committee shall select, within the first 90 days of a Performance Cycle (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) the performance criteria for such grant, and the achievement targets with respect to each performance criterion (including a threshold level of performance below which no amount will become payable with respect to such Award). Each Performance-based Award will specify the amount payable, or the formula for determining the amount payable, upon achievement of the various applicable performance targets. The performance criteria established by the Committee may be (but need not be) different for each Performance Cycle and different goals may be applicable to Performance-based Awards to different Covered Employees.

(c) Payment of Performance-based Awards. Following the completion of a Performance Cycle, the Committee shall meet to review and certify in writing whether, and to what extent, the performance criteria for the Performance Cycle have been achieved and, if so, to also calculate and certify in writing the amount of the Performance-based Awards earned for the Performance Cycle. The Committee shall then determine the actual size of each Covered Employee’s Performance-based Award, and, in doing so, may reduce or eliminate the amount of the Performance-based Award for a Covered Employee if, in its sole judgment, such reduction or elimination is appropriate.

      Section 10.     TRANSFERABILITY OF AWARDS
      (a) Transferability. Except as provided in Section 10(b) below, during a grantee’s lifetime, his or her Awards shall be exercisable only by the grantee, or by the grantee’s legal representative or guardian in the event of the grantee’s incapacity. No Awards shall be sold, assigned, transferred or otherwise encumbered or disposed of by a grantee other than by will or by the laws of descent and distribution. No Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind, and any purported transfer in violation hereof shall be null and void.
      (b) Committee Action. Notwithstanding Section 10(a), the Administrator, in its discretion, may provide either in the Award agreement regarding a given Award or by subsequent written approval that the grantee (who is an employee or director) may transfer his or her Awards (other than any Incentive Stock Options) to his or her immediate family members, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Award.
      (c) Family Member. For purposes of Section 10(b), “family member” shall mean a grantee’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the grantee’s household (other than a tenant of the grantee), a trust in which these persons (or the grantee) have more than 50 percent of the beneficial interest, a foundation in which these persons (or the grantee) control the management of assets, and any other entity in which these persons (or the grantee) own more than 50 percent of the voting interests.
      (d) Designation of Beneficiary. Each grantee to whom an Award has been made under the Plan may designate a beneficiary or beneficiaries to exercise any Award or receive any payment under any Award payable on or after the grantee’s death. Any such designation shall be on a form provided for that purpose by the Administrator and shall not be effective until received by the Administrator. If no beneficiary has been designated by a deceased grantee, or if the designated beneficiaries have predeceased the grantee, the beneficiary shall be the grantee’s estate.
      Section 11.     TAX WITHHOLDING
      (a) Payment by Grantee. Each grantee shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the grantee for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld by the Company with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the grantee. The Company’s obligation to deliver evidence of book entry (or stock certificates) to any grantee is subject to and conditioned on tax withholding obligations being satisfied by the grantee.
      (b) Payment in Stock. Subject to approval by the Administrator, a grantee may elect to have the Company’s minimum required tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to any Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due, or (ii) transferring to the Company shares of Stock owned by the grantee with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the withholding amount due.
      Section 12.     ADDITIONAL CONDITIONS APPLICABLE TO NONQUALIFIED DEFERRED COMPENSATION UNDER SECTION 409A.
      In the event any Stock Option or Stock Appreciation Right under the Plan is granted with an exercise price of less than one hundred percent (100%) of the Fair Market Value on the date of grant (regardless of whether or not such exercise price is intentionally or unintentionally priced at less than Fair Market Value), or such grant is materially modified and deemed a new grant at a time when the Fair Market Value exceeds the exercise price, or any other Award is otherwise determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A (a “409A Award”), the following additional conditions shall apply and shall supersede any contrary provisions of this Plan or the terms of any agreement relating to such 409A Award.
      (a) Exercise and Distribution. Except as provided in Section 12(b) hereof, no 409A Award shall be exercisable or distributable earlier than upon one of the following:

(i) Specified Time. A specified time or a fixed schedule set forth in the written instrument evidencing the 409A Award, but not later than after the expiration of ten years from the date such Award was granted.

(ii) Separation from Service. Separation from service (within the meaning of Section 409A) by the 409A Award grantee; provided, however, that if the 409A Award grantee is a “key employee” (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) and any of the Company’s Stock is publicly traded on an established securities market or otherwise, exercise or distribution under this Section 12(a)(ii) may not be made before the date that is six months after the date of separation from service.

(iii) Death. The date of death of the 409A Award grantee.

(iv) Disability. The date the 409A Award grantee becomes disabled (within the meaning of Section 12(c)(ii) hereof).

(v) Unforeseeable Emergency. The occurrence of an unforeseeable emergency (within the meaning of Section 12(c)(iii) hereof), but only if the net value (after payment of the exercise price) of the number of shares of Stock that become issuable does not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the exercise, after taking into account the extent to which the emergency is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the grantee’s other assets (to the extent such liquidation would not itself cause severe financial hardship).

(vi) Change in Control Event. The occurrence of a Change in Control Event (within the meaning of Section 12(c)(i) hereof), including the Company’s discretionary exercise of the right to accelerate vesting of such grant upon a Change in Control Event or to terminate the Plan or any 409A Award granted hereunder within 12 months of the Change in Control Event.
      (b) No Acceleration. A 409A Award may not be accelerated or exercised prior to the time specified in Section 12(a) hereof, except in the case of one of the following events:

(i) Domestic Relations Order. The 409A Award may permit the acceleration of the exercise or distribution time or schedule to an individual other than the grantee as may be necessary to comply with the terms of a domestic relations order (as defined in Section 414(p)(1)(B) of the Code).

(ii) Conflicts of Interest. The 409A Award may permit the acceleration of the exercise or distribution time or schedule as may be necessary to comply with the terms of a certificate of divestiture (as defined in Section 1043(b)(2) of the Code).

(iii) Change in Control Event. The Administrator may exercise the discretionary right to accelerate the vesting of such 409A Award upon a Change in Control Event or to terminate the Plan or any 409A Award granted thereunder within 12 months of the Change in Control Event and cancel the 409A Award for compensation.
      (c) Definitions. Solely for purposes of this Section 12 and not for other purposes of the Plan, the following terms shall be defined as set forth below:

(i) “Change in Control Event” means the occurrence of a change in the ownership of the Company, a change in effective control of the Company, or a change in the ownership of a substantial portion of the assets of the Company (as defined in IRS Notice 2005-1, Q&A-11, Q&A-12, Q&A-13 and Q&A-14 or any subsequent guidance).

(ii) “Disabled” means a grantee who (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering employees of the Company or its Subsidiaries.

(iii) “Unforeseeable Emergency” means a severe financial hardship to the grantee resulting from an illness or accident of the grantee, the grantee’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the grantee, loss of the grantee’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the grantee.
      Section 13.     TRANSFER, LEAVE OF ABSENCE, ETC.
      For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary or from the Company to a Subsidiary, or from one Subsidiary to another; or

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise so provides in writing.
      Section 14.     AMENDMENTS AND TERMINATION
      The Board may, at any time, amend or discontinue the Plan and the Administrator may, at any time, amend or cancel any outstanding Award for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Except as provided in SECTION 3(c) or 3(d), in no event may the Administrator exercise its discretion to reduce the exercise price of outstanding Stock Options or Stock Appreciation Rights or effect repricing through cancellation and re-grants. Any material Plan amendments (other than amendments that curtail the scope of the Plan), including any Plan amendments that (i) increase the number of shares reserved for issuance under the Plan, (ii) expand the type of Awards available under, materially expand the eligibility to participate in, or materially extend the term of, the Plan, or (iii) materially change the method of determining Fair Market Value, shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. In addition, to the extent determined by the Administrator to be required by the Code to ensure that Incentive Stock Options granted under the Plan are qualified under Section 422 of the Code or to ensure that compensation earned under Awards qualifies as performance-based compensation under Section 162(m) of the Code, Plan amendments shall be subject to approval by the Company stockholders entitled to vote at a meeting of stockholders. Nothing in this Section 14 shall limit the Administrator’s authority to take any action permitted pursuant to Section 3(d).

      Section 15.     STATUS OF PLAN
      With respect to the portion of any Award that has not been exercised and any payments in cash, Stock or other consideration not received by a grantee, a grantee shall have no rights greater than those of a general creditor of the Company unless the Administrator shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the foregoing sentence.
      Section 16.     GENERAL PROVISIONS
      (a) No Distribution; Compliance with Legal Requirements. The Administrator may require each person acquiring Stock pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.
      No shares of Stock shall be issued pursuant to an Award until all applicable securities law and other legal and stock exchange or similar requirements have been satisfied. The Administrator may require the placing of such stop-orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.
      (b) Delivery of Stock Certificates. Stock certificates to grantees under this Plan shall be deemed delivered for all purposes when the Company or a stock transfer agent of the Company shall have mailed such certificates in the United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company. Uncertificated Stock shall be deemed delivered for all purposes when the Company or a Stock transfer agent of the Company shall have given to the grantee by electronic mail (with proof of receipt) or by United States mail, addressed to the grantee, at the grantee’s last known address on file with the Company, notice of issuance and recorded the issuance in its records (which may include electronic “book entry” records).
      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of this Plan and the grant of Awards do not confer upon any employee any right to continued employment with the Company or any Subsidiary.
      (d) Trading Policy Restrictions. Option exercises and other Awards under the Plan shall be subject to such Company’s insider trading policy and procedures, as in effect from time to time.
      (e) Forfeiture of Awards under Sarbanes-Oxley Act. If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, then any grantee who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 shall reimburse the Company for the amount of any Award received by such individual under the Plan during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission, as the case may be, of the financial document embodying such financial reporting requirement.
      Section 17.     EFFECTIVE DATE OF PLAN
      This Plan shall become effective upon approval by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present or pursuant to a written consent of stockholders. No grants of Stock Options and other Awards may be made hereunder after the tenth (10th) anniversary of the Effective Date and no grants of Incentive Stock Options may be made hereunder after the tenth (10th) anniversary of the date the Plan is approved by the Board.
      Section 18.     GOVERNING LAW
      This Plan and all Awards and actions taken thereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, applied without regard to conflict of law principles.
DATE APPROVED BY BOARD OF DIRECTORS: September 28, 2005
DATE APPROVED BY STOCKHOLDERS: October 10, 2005

iRobot Corporation
Proxy for Annual Meeting of Stockholders
July 19, 2006
SOLICITED BY THE BOARD OF DIRECTORS
          The undersigned hereby appoints Geoffrey P. Clear and Helen Greiner together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of iRobot Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of iRobot Corporation to be held on Wednesday, July 19, 2006, at 2:00 p.m. local time, at the offices of the Company located at 63 South Avenue, Burlington, Massachusetts, and at any adjournments or postponements thereof, upon matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement dated April 28, 2006, a copy of which has been received by the undersigned.
          THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2, AND 3, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

SEE REVERSE
SIDE

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED
     ☒ Please mark votes as in this example.
The Board of Directors recommends a vote FOR items 1, 2 and 3.
1.	To elect two members to the board of directors to serve for three-year terms as Class I Directors, each such director to serve for such term and until his respective successor has been duly elected and qualified, or until his earlier death, resignation or removal. The Board recommends a vote FOR all nominees.

NOMINEES: Colin Angle, Ronald Chwang

For All	Withhold For All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s name on the line below.
☐	☐	☐

2.	To ratify the Company’s 2005 Stock Option and Incentive Plan. The Board recommends a vote FOR this proposal number 2.
☐  FOR          ☐  AGAINST  ☐  ABSTAIN
3.	To ratify the selection of the firm of PricewaterhouseCoopers LLP as auditors for the fiscal year ending December 31, 2006. The Board recommends a vote FOR this proposal number 3.
☐  FOR          ☐  AGAINST  ☐  ABSTAIN
4.	To transact such other business as may properly come before the annual meeting and any adjournment thereof.

☐	MARK HERE FOR ADDRESS CHANGE AND NOTE BELOW

Please sign exactly as name appears below. Joint owners must both sign. Attorney, executor, administrator, trustee or guardian must give full title as such. A corporation or partnership must sign its full name by authorized person.

Signature of Stockholder
Date: ______________________________, 2006

Signature if held jointly
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
I/We will attend the annual meeting. ☐  YES     ☐  NO